SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: January 31, 2003
                        (Date of earliest event reported)


                          PARAGON FINANCIAL CORPORATION
-------------------------------------------------------------------------------

               (Exact name of Registrant as specified in charter)


         Delaware                      000-27437                 94-322773
-------------------------------------------------------------------------------
(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
of  incorporation)                                                     Number)



   5000 Sawgrass Village Circle, Ponte Vedra Beach, Florida               32082
-------------------------------------------------------------------------------
      (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (904) 285-0000


                               PlanetRx.com, Inc.
-------------------------------------------------------------------------------
                   (Former Name, if Changed Since Last Report)

          2207 Sawgrass Village Drive, Ponte Vedra Beach, Florida        32085
-------------------------------------------------------------------------------
        (Former Address, if Changed Since Last Report)               (Zip Code)

Item 2.  Acquisition or Disposition of Assets.

Acquisition of Mortgage Express, Inc.

     On January 31, 2003 we closed an Agreement and Plan of Merger with Mortgage Express, Inc. ("Mortgage Express") and our subsidiary Paragon Homefunding, Inc., a Delaware corporation, which we entered into on October 14, 2002, pursuant to which Paragon Homefunding was merged with and into Mortgage Express. As a result of the merger, Mortgage Express is a wholly owned subsidiary of Paragon, and Philip Lagori, the sole shareholder of Mortgage Express before the merger is now a shareholder of Paragon. Mortgage Express has been in the business of originating residential mortgage loans since 1998.

     Subject to the terms of the merger agreement, at closing, all of the outstanding shares of Mortgage Express's common stock converted into 52,329,735 of shares of Paragon common stock, or approximately 45.7% of Paragon's outstanding common stock after the consummation of the merger. The Paragon shares which Mortgage Express's sole shareholder received in the merger are privately issued unregistered shares. This means that these shares cannot be publicly traded until they are either registered with the Securities and Exchange Commission or there is an exemption from registration.

     The Paragon shares of common stock issued in the Mortgage Express transaction carry piggyback registration rights. This means that Paragon must invite the holder of those Paragon shares of common stock to include those shares to be registered for resale in a registration statement which Paragon files in the future. However, if that registration statement includes securities being offered for the sale by an underwriter, the underwriter may, in its discretion, limit the number of shares of Paragon common stock which may be included in that registration for resale, down to zero if it chooses. In that case, those Paragon shares of common stock which were not permitted to be registered for resale by an underwriter will be eligible to be included in Paragon's next registration statement on the same terms.

     Additionally, Paragon issued a promissory note to an entity wholly owned by Lagori. The promissory note is in a principal amount calculated using a formula based on Mortgage Express's financial statements for the month ended January 31, 2003. This amount is estimated to be approximately $1,800,000. The promissory note with interest accruing at the lowest applicable federal tax rate of interest is payable on July 31, 2004. Paragon's payment obligations under the promissory note are secured by a security interest in the Mortgage Express shares of common stock owned by Paragon.

     Prior to the consummation of the merger, Paragon had no operations. The consideration in the merger was based on a number of Paragon's unregistered common stock at the time the Merger Agreement was signed equal in value to the value of Mortgage Express's business mutually agreed to by Paragon and Mortgage Express.

Offices and Directorship.

     At the effective time of the merger in the Paragon transaction, pursuant to the terms of the merger agreement, Philip Lagori was appointed Paragon's Vice Chairman of the Board and Chief Operating Officer. He was also elected as a director of Paragon to fill a vacancy created by the expansion of the Paragon's Board of Directors from three to four directors.

Employment Agreement.

     Paragon and Philip Lagori entered into a three year employment agreement providing for Mr. Lagori to serve as our Vice Chairman of the Board of Directors and Chief Operating Officer. Mr. Lagori's employment agreement provides for:


     o    an annual salary of $200,000.

     o a quarterly bonus equal to 16.667% of Mortgage Express's pre-tax earnings in excess of $900,000 per quarter.

     Mr. Lagori shall be entitled to a $1,500 monthly car allowance.

     Mr. Lagori's employment agreement provides that it may be terminated prior to the expiration date:

     o by Paragon for "cause," as that term is defined in the employment agreement;

     o by Mr. Lagori at any time within 12 months after a "change in control," as that terms is defined in the employment agreement, upon 30 days written notice; and

     o by Paragon at any time within 12 months after a change in control upon written notice, in which case Paragon is responsible to pay Mr. Lagori an amount equal to the salary which would have been payable to him for the remaining term of the employment agreement.

     Further, if Mr. Lagori becomes disabled for a continuous period of 30 days Paragon has the right to terminate Mr. Lagori's employment under the employment agreement.

     Mr. Lagori's employment agreement also provides for a restrictive covenant not to compete with Paragon while he is employed by Paragon and for one year after his employment with Paragon terminates, except if he is terminated for certain reasons as provided in his employment agreement, in which case the restrictive covenant not to compete ceases.

Item 5.  Other Information

Acquisition of Paragon Homefunding, Inc.

     On February 2, 2003 we closed an Agreement and Plan of Merger with Paragon Homefunding, Inc., a Florida corporation ("Paragon Florida") which was not affiliated with us or our Delaware corporation subsidiary with the same name that was a party to the merger with Mortgage Express described in Item 2 above, and our subsidiary Paragon Acquisition Corp. II. Pursuant to this Agreement and Plan of Merger, which we entered into on December 9, 2002, Paragon Acquisition Corp. II was merged with and into Paragon Florida. As a result of the merger, Paragon Florida is a wholly owned subsidiary of Paragon, and the shareholders of Paragon Florida before the merger are now shareholders of Paragon. Paragon Florida has been in the business of originating residential mortgage loans since 1998.

     Subject to the terms of the merger agreement, at closing, all of the outstanding shares of Paragon Florida's common stock converted into 1,224,000 of shares of Paragon common stock, or approximately one percent of Paragon's outstanding common stock after the consummation of the merger and giving effect to the consummation of the Mortgage Express merger described in Item 2 above. The Paragon shares which Paragon Florida's shareholders received in the merger are privately issued unregistered shares. This means that these shares cannot be publicly traded until they are either registered with the Securities and Exchange Commission or there is an exemption from registration.

     The Paragon shares of common stock issued in the Paragon Florida transaction carry piggyback registration rights. This means that Paragon must invite the holder of those Paragon shares of common stock to include those shares to be registered for resale in a registration statement which Paragon files in the future. However, if that registration statement includes securities being offered for the sale by an underwriter, the underwriter may, in its discretion, limit the number of shares of Paragon common stock which may be included in that registration for resale, down to zero if it chooses. In that case, those Paragon shares of common stock which were not permitted to be registered for resale by an underwriter will be eligible to be included in Paragon's next registration statement on the same terms.

     Additionally, Paragon issued promissory notes to the shareholders of Paragon Florida in the aggregate principal amount of $25,000. The promissory notes with interest accruing at the lowest applicable federal tax rate of interest are payable on February 2, 2004.

     The consideration in the merger was based on a number of Paragon's unregistered common stock at the time the Merger Agreement was signed equal in value to the value of Paragon Florida's business mutually agreed to by Paragon and Paragon Florida.

Forward Looking Statements

     Certain information contained in the matters set forth in this Current Report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, and is subject to the safe harbor created by that act. Paragon cautions readers that certain important factors may affect Paragon's actual results and could cause such results to differ materially from any forward-looking statements which may be deemed to have been made above and elsewhere in this Current Report or which are otherwise made by or on behalf of Paragon. For this purpose, any statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "plan," or "continue" or the negative variations of those words or comparable terminology are intended to identify forward-looking statements. Factors which may affect Paragon's ability of Paragon to raise additional capital which is required to implement its business plan, the success of Paragon's business plan, the ability of Paragon to identify suitable acquisition candidates, and if such candidates are identified, to close an acquisition of any of those candidates, unascertainable risks related to possible acquisitions, the risk of loss of management and ability to engage personnel, the competitive environment within the financial services industries, the ability of Paragon to develop its infrastructure, the competence required and experience of management, and economic conditions. Paragon is also subject to other risks detailed herein or detailed from time to time in Paragon Securities and Exchange Commission filings.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

     Paragon  plans to file the financial  statements  required by item 7(a) and
(b) by amendment to this Current Report on Form 8-K not later than 60 days after this Current Report must be filed.

     (b) Pro Forma Financial Information

     See Item 7(a) above.

     (c) Exhibits

         Exhibit No.                     Description
         ----------                     -----------

         2.1 Agreement and Plan of Merger dated October 14, 2002 (the "Mortgage Express Plan of Merger") among PlanetRx.com, Inc. (n/k/a Paragon Financial Corporation), Paragon Homefunding, Inc., Mortgage Express, Inc., Philip Lagori, John LaGrassa and Philip LaGiglia is incorporated in this Current Report on Form 8-K by reference to PlanetRx's Quarterly Report on Form 10-Q for the period ended September 30, 2002, Exhibit
                         2. The schedules and exhibits to this document, which are listed in the table of contents of the document are omitted from that filing, and this filing. Paragon will furnish, as supplementary information, copies of the omitted materials to the Securities and Exchange Commission upon request.

          2.2            Amendment No. 1 to the Mortgage Express Plan of Merger.
                         The schedules and exhibits to this document, which are listed in the table of contents of the document are omitted from this filing. Paragon will furnish as supplementary information, copies of the omitted materials to the Securities and Exchange Commission upon request.

          2.3 Agreement and Plan of Merger dated December, 2002 (the "Paragon Florida Plan of Merger") among PlanetRx.com, Inc. (n/k/a Paragon Financial Corporation), Paragon Acquisition Corp. II, Paragon Homefunding, Inc. and Edward Parnell. The schedules and exhibits to this document, which are listed in the table of contents of the document are omitted from this filing. Paragon will furnish, as supplementary information, copies of the omitted materials to the Securities and Exchange Commission upon request.

          2.4            Amendment  No. 1 to the Paragon Florida Plan of Merger.
                         The schedule to this document, which is indicated on the front page of the document is omitted from this filing. Paragon will furnish as supplementary information, copies of the omitted materials to the Securities and Exchange Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PARAGON FINANCIAL CORPORATION



Dated: February 14, 2003                  By: /s/ Steven A. Burleson
                                             --------------------------------
                                             Steven A. Burleson, Chief Executive
                                             Officer

Ex. 2.2











                                 AMENDMENT NO. 1

                                       TO

                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                          PARAGON FINANCIAL CORPORATION
                           (f/k/a PlanetRx.com, Inc.)

                            PARAGON HOMEFUNDING, INC.

                             MORTGAGE EXPRESS, INC.

                                  PHILIP LAGORI

                                  JOHN LAGRASSA

                                       AND

                                 PHILIP LAGIGLIA




                          Dated as of January 31, 2003

                                TABLE OF CONTENTS

                                       TO

                                 AMENDMENT NO. 1


1.   AMENDMENT NO. 1

2.   SCHEDULES TO AMENDMENT NO.1

     Schedule 5.1(b)    Actions Prior to Closing
     Schedule 6.6       Exceptions to Consents

3.   EXHIBITS TO AMENDMENT NO. 1

     2.8        Form of Promissory Note

     AMENDMENT NO. 1 TO THE AGREEMENT AND PLAN OF MERGER dated as of January 31, 2003 ("Amendment No. 1") by and among Paragon Financial Corporation, Inc. a Delaware corporation, f/k/a PlanetRx.com, Inc. (the "Purchaser"), Paragon Homefunding, Inc., a Delaware corporation and a wholly owned subsidiary of Purchaser ("Paragon"), Mortgage Express, Inc., an Illinois corporation ("Target") (Purchaser, Paragon and Target are sometimes collectively referred to as "the Parties" and individually as a "Party"), Philip Lagori ("Lagori"), John LaGrassa ("LaGrassa") and Philip LaGiglia ("LaGiglia") (Lagori, LaGrassa and LaGiglia are sometimes collectively referred to as the "Principals").

                                    RECITALS

     The Parties and the Principals are parties to an Agreement and Plan of Merger dated as of October 14, 2002 (the "Original Agreement"). The Parties and the Principals desire to amend the Original Agreement as set forth in this Amendment No. 1.

     Terms used but not defined herein shall have the same meaning ascribed to them in the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and the representations, warranties, covenants herein contained, the Parties agree as follows:

     1. Each of Lagori, LaGrassa and LaGiglia are deleted as parties to the Original Agreement and this Amendment No. 1 for the purposes of Article III, and Sections 11.2.2, 11.2.3 and 11.3, of the Original Agreement.

     2. Section 2.8 of the Original Agreement is hereby amended in its entirety to read as follows:

     "2.8 Issuance of Promissory Notes. Subject to the effectiveness of the Merger, at the Closing, Purchaser shall issue a promissory note (the "Promissory Note") in, or substantially in, the form annexed hereto as Exhibit 2.8, to the recipient set forth on Schedule 2.8 attached to this Amendment No. 1."

     3. Schedule 3.9 to the Original  Agreement is  supplemented by Supplemental
Schedule 3.9 attached to this Amendment No. 1.

     4. Schedule 3.19 to the Original  Agreement is supplemented by Supplemental
Schedule 3.19 attached to this Amendment No. 1.

     5. Schedule 2.8 to the Original Agreement is replaced by Schedule 2.8 attached to this Amendment No. 1.

     6. The first phrase of Section 5.1(b) of the Original Agreement shall be amended to read as follows:

          "Prior to Closing, Target will not, without the prior written consent of Purchaser, except as set forth on Schedule 5.1(b):"

     7. Schedule 5.1(b) is attached to this Amendment No. 1.

     8. Schedule 5.1(f) to the Original Agreement is deleted.

     9. Section 6.6 of the Original Agreement is amended to add the following phrase at the end of such section:

          ", except as set forth on Schedule 6.6."

     10. Schedule 6.6 is attached to this Amendment No. 1.

     11. Section 9.3(e) of the Original Agreement shall be amended in its entirety to read as follows:

          "(e) the Promissory Note described in Section 2.8 to the recipient listed on Schedule 2.8 attached to this Amendment No. 1".

     12. Section 9.3(f) of the Original Agreement is deleted.

     13. Section 10.4.1 of the Original Agreement is hereby amended as follows:

          (a) The phrase "Subject to the provisions of Section 10.4.4," at the beginning of the first sentence is deleted.

          (b) The phrase "three (3) years" in the first sentence is amended to read "one (1) year".

     14. Section 10.4.2 of the Original Agreement is hereby amended as follows:

          (a) The phrase "subject to the provisions of Section 10.4.4" in the first sentence is deleted.

          (b) The phrase "three (3) years" in the first sentence is amended to read "one (1) year".

     15. Section 10.4.4 of the Original Agreement is deleted.

     16. The address for the Purchaser set forth in Section 13.6 of the Original Agreement is hereby amended in its entirety to read as follows:

         "5000 Sawgrass Village Circle
          Ponte Vedra Beach, Florida 32082
          Attention: Chief Executive Officer
          Telecopier: (904) 285-2575

         With a copy to:

         Certilman Balin Adler & Hyman, LLP
         90 Merrick Avenue
         East Meadow, New York 11554
         Attention: Gavin C. Grusd, Esq.
         Telecopier: (516) 296-7111

     17. The Original Agreement as amended by this Amendment No. 1 shall continue in full force and effect.



                     Rest of page intentionally left blank.

     WITNESS the execution of this Agreement as of the date first above written.

                                            PARAGON FINANCIAL CORPORATION, INC.

                                            By:  /s/ Steven A. Burleson
                                               -----------------------------
                                               Steven A. Burleson,
                                               Chief Executive Officer


                                            PARAGON HOMEFUNDING, INC.

                                            By: /s/ Steven A. Burleson
                                               -----------------------------
                                               Steven A. Burleson,
                                               Vice President


                                            MORTGAGE EXPRESS, INC.


                                            By: /s/ Philip Lagori
                                               -----------------------------
                                               Philip Lagori, President


CONSENTED TO:

/s/ Philip Lagori
------------------------
Philip Lagori


/s/ John LaGrassa
------------------------
John LaGrassa


/s/ Philip LaGiglia
------------------------
Philip LaGiglia

Ex. 2.3










                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                               PLANETRX.COM, INC.,

                          PARAGON ACQUISITION CORP. II

                            PARAGON HOMEFUNDING, INC.

                                       AND

                                 EDWARD PARNELL




                          Dated as of December 9, 2002

                                TABLE OF CONTENTS

1.   AGREEMENT

2.   SCHEDULES

     Schedule 2.3(d)   Purchase Option Earnings
     Schedule 3.2      Consents
     Schedule 3.4(i)   UnAudited Financial Statements
     Schedule 3.4(ii)  Interim Financial Statements
     Schedule 3.7.2    Trademarks, Patents, etc.
     Schedule 3.9      Agreements and Obligations
     Schedule 3.15     List of Target Permits From All Bodies
     Schedule 3.16     Ownership of Target's Capital Stock
     Schedule 3.19     Material Leases or Leased Real Property
     Schedule 3.21     Employees and Independent Contractors
     Schedule 3.22(a)  Employee Benefit Plans
     Schedule 4.2      Consents
     Schedule 5.1(b)   Actions Prior to Closing

3.   EXHIBITS

     6.4        Form of Target Counsel Opinion
     7.4        Form of Purchaser Counsel Opinion

     AGREEMENT   AND  PLAN  OF  MERGER  dated  as  of  December  9,  2002  (the
"Agreement") by and among PLANETRX.COM, INC., a Delaware corporation ("Purchaser"), PARAGON ACQUISITION CORP. II, a Florida corporation and a wholly-owned subsidiary of Purchaser ("Acquisition Corp."), PARAGON HOMEFUNDING, INC., a Florida corporation ("Target") (Purchaser, Acquisition Corp. and Target are sometimes collectively referred to as the "Parties" and individually as a "Party') and Edward Parnell or principal ("Parnell or Principal").

                                   RECITALS:

     Target is engaged primarily in the business of home mortgage banking and home mortgage origination through third party lenders in the State of Florida (the "Business").

     Acquisition Corp. is a wholly owned subsidiary of Purchaser based in Ponte Vedra Beach, Florida.

     Subject to the terms and conditions hereof, Purchaser, Acquisition Corp. and Target deem it desirable and in the best interests of their respective corporations and stockholders that Paragon merge with and into Target (the "Merger") in a statutory merger in accordance with the laws of State of Florida (the "Florida Statute").

     NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby and the representations, warranties, covenants and agreements herein contained, the Parties agree as follows:

                                    ARTICLE I

                            DEFINED TERMS; SCHEDULES

1.1 Defined Terms. Capitalized terms used in this Agreement will have the meanings given such terms in Article XIV hereof or elsewhere in the text of this Agreement, and variants and derivatives of such terms shall have correlative meanings.

1.2 Schedules. References to a Schedule will include any applicable disclosure expressly set forth on the face of any other Schedule if specifically cross-referenced to such other Schedule. Each Schedule and the information, agreements and documents expressly listed in each Schedule will be considered a part of this Agreement as if set forth herein in full and will be deemed to constitute representations and warranties under this Agreement, limited as set forth in the applicable provision of this Agreement under which such Schedule is delivered or on the face of such Schedule; provided, however, that the representations and warranties set forth in this Agreement shall not be affected or deemed qualified, modified or limited in any respect by the information provided in the Schedules, except to the extent that any qualification, modification or limitation to any representation and warranty is expressly and conspicuously set forth on the face of such particular Schedule.

                                   ARTICLE II

                                     MERGER

2.1  Merger and Surviving Corporation.

     (a) Pursuant to the Florida Statute, Acquisition Corp. shall merge with and into Target, and Target shall be the surviving corporation after the Merger (the "Surviving Corporation") and shall continue to exist as a corporation created and governed by the laws of the State of Florida.

     (b) The Certificate of Incorporation of the Surviving Corporation, from and after the Effective Time, shall be the Certificate of Incorporation of Target.

     (c) The By-Laws of the Surviving Corporation, from and after the Effective Time, shall be the By-Laws of Target.

2.2 Effectiveness of Merger. If all of the conditions precedent to the obligation of each of the Parties hereto as hereinafter set forth shall have been satisfied or shall have been waived, a certificate of merger or articles of merger, as applicable, relating to the Merger (the "Certificate of Merger") shall be delivered as soon as practicable after the Closing to the Secretary of State of Florida, for filing in accordance with the Florida Statute. The Merger shall become effective upon the acceptance of such filing by the Secretary of State of Florida or at such later time as is specified in the Certificate of Merger, which effective time shall be the "Effective Time" of the Merger.

2.3 Shares of the Constituent and Surviving Corporations. The manner and basis of converting and exchanging the securities of Target and the status of Acquisition Corp.'s securities shall be as follows:

     (a) Subject to the provisions of this Agreement, each share of Common Stock, $.01, of Target (the "Target Common Stock") issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be canceled and extinguished and converted into the right to receive, in accordance with Section 2.3(b) hereof, shares of Common Stock, par value $.0001 per share, of Purchaser (the "Purchaser Common Stock").

     (b) The number of shares of Purchaser Common Stock to be issued pursuant to
Section 2.3(a) hereof for each share of Target Common Stock issued and outstanding immediately prior to the Effective Time (the "Merger Consideration") shall be Twelve and Twenty-Four Hundredths (12.24) shares of Purchaser Common Stock, or an aggregate of One Million Two

Hundred Twenty Four Thousand (1,224,000) shares of Purchaser Common Stock.

     (c) If any holder of Target Common Stock is entitled to receive fractional shares of Purchaser Common Stock pursuant to the Merger, such holder instead will be entitled to receive (i) one whole share of Purchaser Common Stock in lieu of such fractional share if such holder would have otherwise been entitled to receive or purchase one-half or more of a share of Purchaser Common Stock and
(ii) otherwise such holder shall not be entitled to receive or purchase any additional shares or fractional shares.

     (d) The shares of Purchaser Common Stock issued hereunder may not be sold, disposed of, or otherwise transferred, and no option for the sale of such shares of Purchaser Common Stock may be granted, directly or indirectly, without the consent of Purchaser, at any time for a period ending on the first anniversary (the "Audit Anniversary") following the delivery to Purchaser of the report of Purchaser's indpendent auditor (the "Audit Report Delivery Date") on the Purchaser's consolidated Unaudited financial statements for the 2000 fiscal year, except that (i) one-third (1/3) of the number of shares of Purchaser Common Stock issued in the Transaction shall not be so restricted commencing on each of the respective Audit Report Delivery Dates relating to Purchaser's consolidated financial statements for the 2003, 2004 and 2005 fiscal years respectively, provided that, with respect to the restrictions relating to each such fiscal year, the annual pre-tax earnings of Target is equal to, or greater than, the amounts set forth on Schedule 2.3(d) attached hereto, or (ii) if with respect to any such fiscal year, the pre tax earnings of Target is less than the applicable amount set forth on Schedule 2.3(d), then the restrictions on the shares of Purchaser Common Stock which do not terminate pursuant to Section 2.3(d)(i) shall terminate on the Audit Report Delivery Date relating to Purchaser's consolidated financial statement for the 2006 fiscal year, provided that the average annual pre-tax earnings of Target for 2003, 2004, 2005 and 2006 is equal to, or greater than the amount set forth on Schedule 2.3(d), or (iii) with respect to any shares of Purchaser Common Stock remaining restricted pursuant to this Section 2.3(d) after the Audit Report Delivery Date relating to Purchaser's consolidated financial statements for the 2006 fiscal year (the "Remaining Restricted Shares of Purchaser Common Stock"), the restrictions on such shares of Purchaser Common Stock shall terminate on the first Audit Anniversary of the Purchaser's consolidated financial statements for the 2006 fiscal year subject to the exercise of Purchaser's option to purchase such Remaining Restricted Shares of Purchaser Common Stock pursuant to Section 2.3(e) hereof.

     (e) Purchaser shall have the right and option to purchase from the holder all of the Remaining Restricted Shares of Purchaser Common Stock during the period commencing on the Audit Report Delivery Date relating to, and ending on, the first Audit Anniversary Date of, Purchaser's consolidated financial statements for the 2006 fiscal year, for a purchase price of twenty five cents ($.25) per share. If, at any time, Purchaser desires to purchase all or any portion of the Remaining Restricted Shares of Purchaser Common Stock, it shall give written notice to such effect (the "Purchase Notice") to the holder. The Purchase Notice shall specify the aggregate number of Remaining Restricted Shares of Purchaser Common Stock the Purchaser desires to purchase from the holder. The closing for any such sale shall take place thirty (30) days following the delivery by the Purchaser of the Purchase Notice. Notwithstanding any other provision of this Section 2.3(e), if at the time that the Company is required to make any payment for the purchase of the Remaining Restricted Shares of Purchaser Common Stock pursuant to this Section the surplus of the Purchaser is legally insufficient for such purpose, the entire available surplus of the Purchaser shall be applied to the payment of the amount due, and the Company shall use its reasonable best efforts to take any action available, including the reduction of capital to increase the Purchaser's surplus pursuant to Section 244 of the Delaware General Corporation Law, to the extent necessary to permit the payment in full of such amount. This provision shall not be deemed to provide for either an assessment against the stockholders of the Purchaser or mandatory contribution to the Purchaser by such stockholders.

     (f) Any share of Target Common Stock held in the treasury of Target at the Effective Time shall be canceled and retired, and no shares or other securities of Purchaser or Acquisition Corp. shall be issuable with respect thereto.

     (g) Each share of Common Stock, $.01 par value per share, of Acquisition Corp. (the "Acquisition Corp. Common Stock") shall be converted into and become one (1) validly issued, fully paid and non-assessable share of Target Common Stock.

     (h) Subject to the provisions hereof, each holder of an outstanding certificate or certificates theretofore representing shares of Target Common Stock, and theretofore surrendered by such holder to Purchaser or its transfer agent for cancellation, shall be entitled to receive in exchange therefor (i) as promptly as practicable after the Effective Time, certificates representing that holder's proportionate number of shares of Purchaser Common Stock for each share of Target Common Stock surrendered, as is specified in Section 2.3(b) hereof. If the shares of Purchaser Common Stock (or any portion thereof) are to be delivered to any person other than the person in whose name the certificate or certificates representing the Target Common Stock surrendered in exchange therefor are registered, in addition to any other requirements of applicable law, it shall be a condition to such exchange that the certificate or certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the person requesting such exchange shall pay to Purchaser or its transfer agent any transfer or other taxes required by reason of the delivery of the Purchaser Common Stock to a person other than the registered holder of the certificate or certificates surrendered, or shall establish to the satisfaction of Purchaser or its transfer agent that such tax has been paid or is not applicable.

     (i) The Purchaser Common Stock is being issued hereunder in a private transaction exempt from registration under Section 5 of the Securities Act, pursuant to Section 4(2) of the Securities Act, and accordingly such shares of Purchaser Common Stock may not be sold or otherwise transferred or disposed of by the holders thereof unless they are registered under the Securities Act or unless an exemption from such registration is available.

     (j) A restrictive legend will be placed on any instruments, certificates or other documents evidencing such shares of Purchaser Common Stock in, or substantially in, the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933. These securities have been acquired for investment and not for distribution or resale. They may not be sold, assigned, mortgaged, pledged, hypothecated or otherwise transferred or disposed of without an effective registration statement for such securities under the Securities Act of 1933 or an opinion of counsel to the company that registration is not required under such Act."

          "The securities represented by this certificate are subject to the terms and provisions of that certain Agreement and Plan of Merger dated December 9, 2002 among PlanetRx.com, Inc. Paragon Acquisition Corp. II, Paragon Homefunding, Inc. and Edward Parnell."

     (k) Unless and until outstanding certificates representing shares of Target Common Stock prior to the Effective Time shall be surrendered as provided in
Section 2.3(h) hereof, dividends and other distributions, if any (including, without limitation, any shares issuable in connection with stock split-ups or other recapitalizations), payable as of any date subsequent to the Effective Time to the holders of record of shares of Purchaser Common Stock shall not be paid to the holders of such certificates, but in the case of each such certificate which shall be so surrendered: (i) there shall be paid, upon such surrender, to the record holder of the certificate for shares of Purchaser Common Stock issued in exchange therefor, the full amount, without any interest thereon, of the dividends and any other distributions (including, without limitation, any shares issued in connection with stock split-ups or other recapitalizations) referred to above which theretofore became payable with respect to the number of shares of Purchaser Common Stock represented by such certificate; and (ii) there shall be paid to such record holder, on the payment date therefor, the amount of any such dividend or other distribution with respect to such number of shares, if the record date for the determination of the stockholders entitled to such dividend or other distribution shall be prior to the surrender of such certificate but the payment date of such dividend shall be subsequent to such surrender.

     (l) Promptly after the Effective Time, Purchaser's transfer agent shall mail to each holder of certificates that immediately prior to the Effective Time represented Target Common Stock a form of letter of transmittal and instructions for use in surrendering such certificates and receiving the Purchaser Common Stock in exchange therefor.

     (m) No holder of the Target Common Stock shall have any of the rights of a stockholder of Purchaser with respect to the Purchaser Common Stock to be issued in the Merger until the Effective Time.

2.4  Effect of Merger.

     (a) Except as herein otherwise specifically set forth, the identity, existence, purposes, powers, franchises, rights and immunities of Target shall continue unaffected and unimpaired by the Merger, and the corporate identity, existence, purposes, powers, franchises and immunities of Acquisition Corp. shall be merged into Target, and Target, as the Surviving Corporation and a wholly-owned subsidiary of Purchaser, shall be fully vested therewith. The separate existence and corporate organization of Acquisition Corp. (except insofar as they may be continued by statute) shall cease as of the Effective Time.

     (b) At the Effective Time:

          (i) All rights, privileges, goodwill, franchises and property, real, personal and mixed, and all debts due on whatever account and all other things in action, belonging to Acquisition Corp. shall be, and they hereby are, bargained, conveyed, granted, confirmed, transferred, assigned and set over to and vested in Target as the Surviving Corporation by operation of law and without further act or deed, and all property and rights, and all and every other interest of Acquisition Corp. shall be the property, rights and interests of Target as the Surviving Corporation as they were of Acquisition Corp.;

          (ii) No Action, whether civil or criminal, pending at the Effective Time by or against either Acquisition Corp. or Target, or any shareholder, officer or director thereof, shall abate or be discontinued by the Merger, but may be enforced, prosecuted, settled or compromised as if the Merger had not occurred, or the Surviving Corporation may be substituted in such action or proceeding in place of Acquisition Corp.; and

          (iii) All rights of employees and creditors and all Liens upon the property of Acquisition Corp. shall be preserved unimpaired, limited to the property affected by such Liens at the Effective Time, and all the debts, liabilities and duties of Acquisition Corp. shall attach to Target as the Surviving Corporation and shall be enforceable against the Surviving Corporation to the same extent as if all such debts, liabilities and duties had been incurred or contracted by it.

2.5 Further Assurances. Acquisition Corp. and Purchaser agree that, from time to time, after the Closing, as and when requested by the Surviving Corporation or by its successors and assigns, officers of the Surviving Corporation shall, in the name of Acquisition Corp., execute and deliver, or cause to be executed and delivered, at the sole expense of Purchaser, all deeds, assignments and other instruments and shall take or cause to be taken all such other and further actions as Purchaser or the Surviving Corporation may deem necessary or appropriate in order more fully to vest in and confirm to the Surviving Corporation title to and possession of all the property, rights, privileges, immunities, powers, purposes, franchises and all and every other interest of Acquisition Corp. referred to in Section 2.4 hereof and otherwise to carry out the intent and purposes of this Agreement.

2.6 Directors of Surviving Corporation. The persons comprising the Board of Directors of the Surviving Corporation, who shall hold office from the Effective Time in accordance with its By-Laws until the next annual meeting of shareholders and until their respective successors shall have been elected and shall have qualified, shall be the directors of Target immediately prior to the Effective Time, subject to the terms hereof.

2.7 Officers of Surviving Corporation. The officers of the Surviving Corporation, who shall hold office from the Effective Time in accordance with its By-Laws until the next annual meeting of directors and until their respective successors shall have been elected or appointed and shall have qualified, shall be the officers of Target immediately prior to the Effective Time, subject to the terms hereof.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF TARGET
                                AND THE PRINCIPAL

     Target and the Principal, jointly and severally, hereby make the following representations and warranties to Purchaser, each of which shall be deemed material, and Purchaser, in executing, delivering and consummating this Agreement, has relied upon the correctness and completeness of each of such representations and warranties. For purposes of the following representations and warranties, the Target shall be deemed to possess all information actually known to the Principal of the Target, or which should reasonably have been known to such Principal.

3.1 Valid Existence; Qualification. Target is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Target has the power to carry on its Business as now conducted and to own its Assets. Target is not required to qualify in any other jurisdiction in order to own its Assets or carry on its business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Target is required to qualify or otherwise be authorized to do business as a foreign corporation therein. The copies of the Target's Certificate of Incorporation (certified by the Secretary of the State of Florida), and the Target's By-Laws as amended to date (certified by the Secretary of the Target), which have been delivered to Purchaser, or are delivered at the Closing, are true and complete copies of those documents as in effect on the date hereof and the Closing Date.

3.2 Consents. Except as set forth on Schedule 3.2 attached hereto and made a part hereof, no consents of federal, state and local Bodies, foreign or domestic, or of any other parties are required to be received by or on the part of Target to enable it to enter into and carry out this Agreement and the Transaction contemplated hereby.

3.3 Authority; Binding Nature of Agreement. Target and the Principal each have the power to enter into this Agreement and to carry out their respective obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of Target and except for the consent of the stockholders of Target, no other proceedings, corporate or otherwise, on the part of Target are necessary to authorize the delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Target and the Principal and is enforceable in accordance with its terms.

3.4 Financial Statements. The books of account and related records of the Target have been maintained in accordance with applicable laws, rules and regulations, are complete and correct in all material respects, fairly reflect in reasonable detail all income, expenses, assets and liabilities of, and transactions relating to, the Business in accordance with generally accepted accounting principles ("GAAP") and provided a fair and accurate basis for the preparation of the Financial Statements (defined below). Attached hereto as
Schedule 3.4(i) are copies of the unaudited consolidated financial statements of the Target for the years ended, and as of, December 31, 1999, 2000 and 2001 (the "Unaudited Financial Statements"). The Unaudited Financial Statements are correct and complete and in accordance with the Books and Records of the have been prepared in accordance with GAAP consistently applied, and fairly present, the consolidated assets, liabilities and financial position of the Target, as at the respective dates thereof, and the results of its consolidated operations and cash flows for the years then ended. Attached hereto as Schedule 3.4(ii) is a copy of the unaudited balance sheet of the Target for the Interim period ending September 30, 2002 (the "Interim Financial Statements" and, together with the Unaudited Financial Statements, the "Financial Statements"). The Interim Financial Statements are correct and complete and in accordance with the Books and Records of the Target, have been prepared in accordance with GAAP consistently applied (subject to the absence of footnotes and to normal and recurring year end adjustments, none of which is material in amount), and fairly present, the consolidated assets, liabilities and financial position of the Target, as at the date thereof. All adjustments (consisting of normal recurring adjustments), considered necessary for a fair presentation have been included in the Interim Financial Statements. The contingency, tax and other reserves reflected on the Financial Statements are adequate, appropriate and reasonable in accordance with GAAP. During the Target's five previous fiscal years, the Target has not changed any accounting methods or principles used in recording transactions on its books or in preparing its financial statements, except to comply with new Statements on Financial Accounting Standards issued by the Financial Accounting Standards Board.

3.5 Liabilities. Except as set forth in the Unaudited Financial Statements, as of the date hereof, Target has no direct or indirect Liability contingent or absolute, inchoate or otherwise, and there is no basis for the assertion against Target of any such Liability, which would have a material adverse effect on the Purchaser or the future operation of the Business.

3.6 Taxes. All taxes, including, without limitation, income, property, sales, use, utility, excise, value added, employees' withholding, social security and unemployment taxes imposed by the United States, any state, locality or any foreign country, or by any other taxing authority, which have or may become due or payable by Target, and all interest and penalties thereon, whether disputed or not, have been paid in full; all deposits required by law to be made by Target or with respect to estimated income, franchise and employees' withholding taxes have been duly made; and all tax returns, including estimated tax returns, required to be filed have been duly and timely filed. No extension of time for the assessment of deficiencies for any year is in effect. No deficiency notice is proposed, or to the knowledge of Target threatened against Target. The tax returns of Target have not been Unaudited within the past six years.

3.7  Ownership of Assets; Trademarks, Patents, Etc.

     3.7.1 Assets Generally.

     (a) Target owns outright, and has good and marketable title to, all of its assets (the "Assets"), free and clear of all Liens. The Assets are sufficient to permit Target to conduct its Business as now conducted. None of the Assets are subject to any restriction with regard to transferability.

     (b) There are no agreements, options, commitments or understandings with, of or to any person to acquire any of the Assets or any rights or interest therein, except for this Transaction.

     3.7.2 Trademarks, Patents, Etc. Except as set forth on Schedule 3.7.2, Target has no registered trademarks, registered service marks, trademark or service mark applications, or unregistered trademarks or service marks (collectively, the "Trademarks"), patents, copyrights (including, without limitation, all registrations, licenses and applications pertaining thereto), patent license rights, trade secrets, franchises, inventions, processes, designs, specifications, plans, drawings, system documentation, programming, databases, know-how, confidential information, shop rights, licenses, internet domain names, world wide web addresses and all other proprietary information, processes and formulae owned by the Target (the "Other Intellectual Property") or any other intellectual property rights related thereto (collectively, with the Trademarks and the Other Intellectual Property, the "Proprietary Rights"). Target is not a party to or bound by any contract requiring the payment to any person, firm or corporation of any royalty. To the best of Target's knowledge, Target is not infringing upon any Proprietary Rights or otherwise violating the rights of any third party with respect thereto, and no proceedings have been instituted, and no claim has been received by Target, and the Target is not aware of any claim, alleging any such violation.

3.8 Litigation; Compliance with Law. There are no Actions relating to Target or the Business pending or, to the knowledge of Target, threatened, or any order, injunction, award or decree outstanding, against Target or relating to the Business and there exists no basis for any such Action. Target is not in violation of any statute, law, regulation, ordinance, rule, order, judgment, injunction, decree, award, or other requirement of any Body.

3.9 Agreements and Obligations; Performance. Except as set forth on Schedule 3.9, Target is not party to, or bound by, any: (i) Contract which involves aggregate payments or receipts in excess of $1,000 that cannot be terminated at will without penalty or premium or any continuing obligation or Liability; (ii) Contract of any kind with any officer, director or shareholder, of Target; (iii) Contract which is in violation of applicable law; (iv) Contract for the purchase, sale or lease of any equipment, materials, products, supplies or services which contains, or which commits or will commit it for, a fixed term;
(v) license or royalty Contract; (vi) Contract which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (vii) Contract containing covenants limiting the freedom of Target or any officer, employee or shareholder to engage or compete in any line or business or with any person in any geographical area; (viii) Contract or option relating to the acquisition or sale of any business; (ix) voting agreement or similar agreement or Contract; (x) option for the purchase of any Asset, tangible or intangible; or (xi) distributor, franchise, license, technical assistance agency or advertising Contracts; (xii) Contract with the United States, or any state or local government or any agency or department thereof, and/or (xiii) any other Contract which affects any of the Assets, whether directly or indirectly, or which was entered into other than in the ordinary and usual course of business consistent with past practice.

3.10 Condition  of Assets.  All of the  tangible  personal  properties  owned by
Target  operate  according  to  their  respective  current   specifications  and
purposes.

3.11 Reserved.

3.12 No Breach. Neither the execution and delivery of this Agreement nor compliance by the Target or the Principal with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

     (a)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation or By-Laws of Target;

     (b) violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a Default under, the terms of any Contract to which Target or any Principal is a party or by which any of them or Target's
Assets may be bound (except as disclosed in Schedule 3.2 regarding required consents);

     (c) result in the creation of any Lien upon any of Target's Assets;

     (d) violate any judgment, order, injunction, decree or award against, or binding upon, Target, which would have a material adverse effect on Target's Assets, or the Transaction contemplated hereby or the future operation of the Business by Purchaser or Target; and/or

     (e) violate any statute, law, regulation, ordinance or rule (collectively "Law") of any jurisdiction or Body relating to Target or the Business.

3.13 Brokers. The Target has not engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

3.14 Prior Names and Addresses. Since its inception, Target has not used any business name or had any business address other than its current name.

3.15 Permits and Licenses. Target has all Permits from all Bodies required to carry on the Business as presently conducted; all such Permits are in full force and effect, and, to the knowledge of Target, no suspension or cancellation of any of such Permits is threatened and Target is in compliance in all material respects with all requirements, standards and procedures of the Bodies which have issued such Permits. Schedule 3.15 attached hereto and made a part hereof sets forth a true and complete list of all Permits from all Bodies held by Target.

3.16 Capitalization. The authorized capital stock of the Target consists of One Hundred Thousand (100,000) shares of common stock, no par value per share. As of the date hereof, there are One Hundred Thousand (100,000) shares of the Target's common stock outstanding. Further, the Persons own that number of shares of Purchaser Common Stock of the Target as are listed next to their respective names as provided on Schedule 3.16 attached hereto and made a part hereof, and there are no owners of capital stock or equity of Target other than the Persons listed on Schedule 3.16.

3.17 Investment Intent; Qualifications as Purchaser.

     (a) The Principal represents and warrants that the shares of Purchaser Common Stock to be acquired pursuant to the terms hereof are being acquired for his own account, for investment and not for distribution or resale to others. The Principal will not sell, assign, transfer, encumber or otherwise dispose of any of such shares of Purchaser Common Stock unless (i) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or
(ii) Purchaser has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, transfer, encumbrance or disposition does not require registration under the Securities Act.

     (b) The Principal understands that, the shares of Purchaser Common Stock are not being registered under the Securities Act and must be held indefinitely unless they are subsequently registered thereunder or an exemption from such registration is available.

     (c) The Principal represents and warrants that he is an "accredited investor," as such term is defined in Rule 501(a) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act, and that he, alone, or with his purchaser representative, if any, has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the acquisition of the shares of Purchaser Common Stock contemplated hereby. Each Principal will execute and deliver to Purchaser such documents as Purchaser may reasonably request in order to confirm the accuracy of the foregoing.

     (d) The Principal understand that the shares of Purchaser Common Stock are not being registered under the Securities Act in part on the ground that the issuance thereof is exempt under Section 4(2) of the Securities Act as a transaction by an issuer not involving any public offering and that Purchaser's reliance on such exemption is predicated in part on the foregoing representations and warranties of the Principal.

     (e) The Principal has reviewed the Purchaser's reports, proxy and information statements and registration statements filed via the Edgar System with the SEC since January 1, 2001, and has been afforded the opportunity to obtain such information regarding the Purchaser he has reasonably requested to evaluate the merits and risks of the undersigned's investment in the shares of Purchaser Common Stock. No oral or written representations have been made or oral information furnished to the Principal or his advisers in connection with the investment in the shares of Purchaser Common Stock.

3.18 Restrictive Legend. The shares of Purchaser Common Stock to be issued to in the Transaction contemplated hereby may not be sold, assigned, transferred, encumbered or disposed of unless they are registered under the Securities Act or unless an exemption from such registration is available. Accordingly, a restrictive legend, in or substantially in the form set forth in Section 2.3(j) hereof placed on any instrument, certificate or other document evidencing the shares of Purchaser Common Stock.

3.19 Real Property. Except as set forth on Schedule 3.19 attached hereto, Target does not own or lease, or use under license or the like, any real property. The leases for each of the Target's offices are listed on Schedule 3.19.

3.20 Occupational Heath and Safety and Environmental Matters. The operations of the Business do not, and will not, require, and Target does not have any, Permits from any Bodies relating to occupational health and safety or environmental matters to lawfully conduct the Business. There is no litigation, investigation or other proceeding pending or, to the knowledge of Target, threatened or known to be contemplated by any Bodies in respect of or relating to the Business of Target with respect to occupational health and safety or environmental matters. All operations of the Business have been conducted in compliance with all, and Target is not liable in any respect for any violation of any, applicable United States federal, state, local or foreign laws or regulations, pertaining to occupational health and safety and environmental matters, including, without limitation, those relating to the emission, discharge, storage, release or disposal of any materials of environmental concern into ambient air, surface water, ground water or land surface or sub-surface strata or otherwise relating to the manufacture, processing, distribution, use, handling, disposal or transport of Materials of Environmental Concern. Target has not received any notice of a possible claim or citation against or in respect of any real property leased by Target, or with regard to its Assets or the Business, relating to occupational health and safety or environmental matters and Target is not aware of any basis for any such Action.

3.21 Employment Relations. Schedule 3.21 contains a true and complete list of all current employees and independent contractors of the Target, the address of their place of work, and their respective salaries and or compensation packages for the past 12 months. No employees have expressed intention to leave the Target. Target has not made any promises of increases in wages, salary, compensation, payments, benefits or otherwise, other than usual and customary increases which are consistent with Target's documented past practices. In the past, to the knowledge of Target, Target has complied with all United States federal, state, local, foreign, and other applicable laws, rules and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours, and has not engaged in any unfair labor practice which, in any of the foregoing cases, could have a Material Adverse Effect. There is not pending, or, to the knowledge of Target threatened, any unfair labor practice charge or complaint against Target by or before the United States Federal National Labor Relations Board or any comparable state, local or foreign agency or authority. No litigation, arbitration, administrative proceeding or governmental investigation is now pending, and, to the knowledge of Target, no current, former or prospective employee has made any claim or has threatened litigation, arbitration, administrative proceeding or governmental investigation, against Target arising out of any law relating to discrimination against employees or employment practices.

3.22 Employee Benefit Plans.

     3.22.1 Schedule 3.22(a) attached hereto, contains a true and complete list of each plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, proposed or final, funded or unfunded and whether or not legally binding, including, without limitation, each employee benefit plan within the meaning of Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder ("ERISA") (such employee benefit plan, an "Employee Plan"), which is now maintained, contributed to, or required to be contributed to, for the benefit of any current or former employee, officer, independent contractor, agent or consultant working for the Target ("Employee") and any Employee Plan (whether or not currently in effect) as to which Target has or may have any continuing obligations or liabilities, and each management, employment, severance or consulting agreement or contract between the Target and any Employee which is currently in effect or pursuant to which Target has or may have any continuing obligations or liabilities ("Employee Agreement"). Target has provided to Purchaser true and complete copies of all documents, if any, embodying each Employee Plan and Employee Agreement, including all amendments thereto and written interpretations thereof; the three most recent annual reports filed (Form 5500 Series with applicable schedules) with respect to each Employee Plan required under ERISA; the most recent summary plan description, if any, with respect to each Employee Plan required under ERISA; the most recent favorable determination letter from the IRS, if applicable, with respect to each Employee Plan; and all material communications, if any, to any Employee relating to each Employee Plan.

     3.22.2 Each Employee Plan that is intended to be qualified under the Internal Revenue Code of 1986, as amended (the "Code"), has received a determination letter from the IRS to the effect that such Employee Plan and related trust are qualified and exempt from Federal income taxes under Sections 401(a) and 501(a) of the Code, respectively, or is within a "remedial amendment period; such determination letter includes any requirements under the Code; and no such determination letter has been revoked, nor, to the knowledge of Target, has revocation been threatened. To the knowledge of Target, nothing has occurred or is expected to occur that would adversely affect the qualified status of such Employee Plan or any related trust subsequent to the issuance of such determination letter.

     3.22.3 Seller has performed in all material respects all obligations required to be performed under each Employee Plan, and each Employee Plan has been established and maintained in all material respects in accordance with its terms and in compliance with all applicable Laws including but not limited to ERISA or the Code. No Employee Plan is a defined benefit plan within the meaning of Section 3(35) of ERISA, nor a Multiemployer Plan (as defined in Section 3(37) of ERISA), and Target does not have any liability with respect to any defined benefit plan or Multiemployer Plan as a result of having been treated as part of a "single employer" within the meaning of Section 414(b), (c), (m), (n) and (o) of the Code, nor is there any basis for such liability being imposed. There are no Actions pending, or, to Target's knowledge, threatened or anticipated (other than routine claims for benefits) against any Employee Plan or the assets of any Employee Plan, and to Target's knowledge, there are no facts that could give rise to any material liability in the event of any such Action. Each Employee Plan can be amended, terminated, or otherwise discontinued after the Closing in accordance with its terms, without liability to the Target or the Purchaser. All premiums required by any Employee Plan have been paid thereunder; all outstanding indebtedness for services performed or accrued vacation, holiday pay, earned commissions, accrued bonuses or other benefits owed to any Employee have been paid when due or accrued in accordance with generally accepted accounting principles and consistent with past practice on the books of the Target; all contributions due to and payments from, the Employee Plans that may have been required to be made have been made. No "prohibited transaction" within the meaning of Section 4975 of the Code or Section 406 of ERISA has occurred with respect to any Employee Plan; no action or failure to act with respect to any Employee Plan could subject the Target or the Purchaser or any Employee Plan to any material tax, penalty or other liability, for breach of fiduciary duty or otherwise, under ERISA or any other applicable Law, whether by way of indemnity or otherwise.

     3.22.4 Target does not maintain or contribute to any Employee Plan which provides, or has any liability to provide, life insurance, medical or other employee welfare benefits (other than severance and accrued vacation and holiday pay) to any Employee upon his or her retirement or termination of employment, except as may be required by applicable Law, and the Target has never promised, represented to, or contracted with (orally or in writing) any Employee (individually or as a group) that life insurance, medical or other employee welfare benefits (other than severance and accrued vacation and holiday pay) would be provided upon their retirement or termination of employment, except to the extent required by applicable Law.

     3.22.5 Each "group health plan" within the meaning of Section 4980B(g)(2) of the Code maintained by the Target or any entity with which it is considered a "single employer" within the meaning of Section 414(b), (c), (m), (n) and (o) of the Code, has been administered in good faith in compliance with the continuation coverage requirements contained in the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), as set forth at Section 4980B of the Code and any regulations promulgated or proposed thereunder.

     3.22.6 The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not (either alone or when taken together with any additional or subsequent events) constitute an event under any Employee Plan or Employee Agreement that will or may result in any payment, upon a change in control or otherwise, whether of severance, accrued vacation, or otherwise, acceleration, vesting, distribution, increase in benefits or obligation to fund benefits with respect to any Employee. No payment or benefit which will or may be made by the Target or the Purchaser or contemplated by this Agreement with respect to any Employee as a result of the transactions contemplated by this Agreement will be characterized as an "excess parachute payment" within the meaning of Section 280G(b)(1) of the Code.

3.23 Untrue or Omitted Facts. No representation, warranty or statement by Target in this Agreement or contained in any Contract, agreement, document or item furnished by Target or the Principal to Purchaser relating to this Agreement and the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading. Without limiting the generality of the foregoing, there is no fact known to Target or Principal that has had, or which may be reasonably expected to have, a material adverse effect on the Transaction contemplated by this Agreement, or the future operation of the Business by Purchaser that has not been disclosed in this Agreement.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

     Purchaser and Acquisition Corp. jointly and severally, makes the following representations and warranties to Target each of which shall be deemed material, and Target in executing, delivering and consummating this Agreement, has relied upon the correctness and completeness, in all material respects, of each of such representations and warranties:

4.1 Valid Existence; Qualification. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Acquisition Corp. is a corporation duly organized and in good standing under the laws of the State of Florida. Each of Purchaser and Acquisition Corp. has the power to carry on its business as now conducted and to own its assets. Purchaser is qualified to do business as a foreign corporation in the States of Tennessee and Florida. Neither is required to be so qualified in any other jurisdiction in order to own its respective assets or carry on its respective business as now conducted, and there has not been any claim by any other jurisdiction to the effect that Purchaser is required to qualify or otherwise be authorized to do business as a foreign corporation therein.

4.2 Consents. Except as set forth on Schedule 4.2 attached hereto, consents of any Bodies are required to be received by or on the part of Purchaser or Acquisition Corp. to enable them to enter into and carry out this Agreement and the Transactions contemplated hereby.

4.3  Authority;  Binding Nature of Agreement.  Each of Purchaser and Acquisition
Corp. has the power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the respective Boards of Directors of the Purchaser and Acquisition Corp., and Purchaser as the sole stockholder of Acquisition Corp., and no other proceedings, corporate or otherwise, on the part of Purchaser or Acquisition Corp. are necessary to authorize the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of Purchaser and Acquisition Corp. and is enforceable in accordance with its terms.

4.4 No Breach. Neither the execution and delivery of this Agreement nor compliance by Purchaser or Acquisition Corp. with any of the provisions hereof nor the consummation of the transactions contemplated hereby, will:

     (a)  violate  or  conflict  with  any  provision  of  the   Certificate  of
Incorporation or By-Laws of Purchaser or Acquisition Corp.;

     (b) violate or, alone or with notice or the passage of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a Default under, the terms of any Contract to which Purchaser or Acquisition Corp. is a party or by which they may be bound;

     (c) violate any judgment, order, injunction, decree or award against, or binding upon, Purchaser or Acquisition Corp. or their respective properties or assets, the violation of which would have a Material Adverse Effect on Purchaser or Acquisition Corp.; or

     (d) violate any Law of any jurisdiction or Body relating to Purchaser or Acquisition Corp. or their respective businesses, the violation of which would have a Material Adverse Effect on Purchaser or Acquisition Corp.

4.5 Brokers. Neither Purchaser nor Acquisition Corp. has engaged, consented to, or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker or finder in connection with the transactions contemplated by this Agreement.

4.6 Shares of Purchaser Common Stock. The shares of Purchaser Common Stock shall, upon issuance, constitute duly authorized, validly issued, fully paid non-assessable shares of Common Stock of the Purchaser.

4.7 Review of Information. Purchaser has reviewed all written documents, items and information furnished by Target to Purchaser in response to Purchaser's request for information of, or relating to, Target in connection with this Agreement.

4.8 SEC Reports. As of the respective dates on which Purchaser filed any reports (each, an "SEC Filing") with the SEC, such reports did not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Purchaser has filed all material forms (and necessary amendments), reports and documents with the SEC required to be filed by it pursuant to federal securities laws and the SEC rules and regulations thereunder, each of which complied, in all material respects, with the applicable requirements of the Securities Act and the Exchange Act and the applicable rules and regulations thereunder.

4.9 Dilution. Principal shall, as of the date hereof, with respect to the Purchaser Common Stock issued to him pursuant to this Agreement be treated no less favorably than any other holder of shares of Purchaser Common stock Agreement with respect to dilution of the shares of Purchaser's common stock, if any.

4.10 Untrue or Omitted Facts. No representation, warranty or statement by Purchaser or Acquisition Corp. in this Agreement, or contained in any contract, agreement, document or item furnished by Purchaser or Acquisition Corp. to Target relating to this Agreement and the transactions contemplated hereby, contains any untrue statement of a material fact, or omits to state a fact necessary in order to make such representations, warranties or statements not materially misleading.

                                    ARTICLE V

                              PRE-CLOSING COVENANTS

5.1 Target Covenants. Target hereby covenants that from and after the date hereof and until the Closing or earlier termination of this Agreement:

     (a) Access. Target shall afford to the officers, attorneys, accountants and other authorized representatives of Purchaser free and full reasonable access, during regular business hours and upon reasonable notice, to all of its books, records, information systems, technology (owned or licensed by Target) personnel and properties so that Purchaser, at its own expense, may have full opportunity to make such review, examination and investigation as Purchaser may desire. Target will cause the employees, accountants, attorneys and other agents and representatives of Target to cooperate fully with said review, examination and investigation and to make full disclosure to Purchaser and its representatives of all material facts affecting the Assets. Target acknowledges and agrees that no review, examination or investigation heretofore or hereafter undertaken by Purchaser or its representatives shall limit or affect any representation or warranty made by Target in, or otherwise relieve Target from any liability under, this Agreement. Purchaser shall not disrupt Target's business in connection with any such investigation.

     (b) Actions Prior to Closing. Prior to the Closing, Target will not, without the prior written consent of Purchaser:

          (i) amend its Certificate of Incorporation or By-Laws.

          (ii) sell, lease or dispose of any of its Assets, or subject any of its Assets to a Lien, except as set forth on Schedule 5.1(b) attached hereto;

          (iii) acquire (by merger, consolidation, or acquisition of stock or assets) any corporation, partnership, limited liability company or other business organization or division thereof or any material interest therein;

          (iv) issue, sell or redeem any capital stock or otherwise change the capitalization of Target;

          (v) declare or pay any dividends, or distribute any property to its shareholders, except as set forth on Schedule 5.1(b);

          (vi) enter into any material transaction not in the ordinary and usual course of business consistent with past practice;

          (vii) take any other action outside the ordinary course of business consistent with past practice;

          (viii) adopt any resolution, or enter into or amend any Contract, with respect to any of the foregoing.

     (c) Liabilities. Target shall not incur any liability except for those incurred in the ordinary and usual course of its business consistent with past practice which are not singly or in the aggregate with other liabilities, more than $5,000, unless it does not have an Material Adverse Effect on the Business (the "Excepted Liabilities"), without the prior written consent of the Purchaser.

     (d) Preservation of Business. Target shall use its best efforts to keep available the services of its present officers, managers, employees and consultants, and to maintain and preserve intact good relationships with customers and lenders, preserve its good will.

     (e) No Breach.

          (i) Target will (A) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the Closing as if repeated at and as of such time, that no breach or Default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to Purchaser's obligation to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a breach of, or default respecting, such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify Purchaser of any event or fact which represents or is likely to cause such a breach or default or result in such an impediment.

          (ii) Without limiting the generality of the foregoing, Target agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, taking such actions as may reasonably be required to be taken under applicable state securities or Blue Sky laws in connection with the issuance of the shares of Purchaser Common Stock and applicable federal and state banking and lending laws.

     (f) Consents. Promptly following the execution of this Agreement, the Target shall use its best efforts to obtain consents of all third parties and Bodies necessary to the consummation of the transactions contemplated by this Agreement.

     (g) No Negotiations. For so long as this Agreement shall remain in effect, Target will not directly or indirectly, (i) solicit or initiate discussions or engage in negotiations with any Person (a "Potential Offeror") (whether such negotiations are initiated by them or otherwise), other than Purchaser, with respect to the possible acquisition, merger, or change of control of Target, whether by way of merger, acquisition of stock, acquisition of assets, or otherwise (a "Potential Target Transaction"); (ii) participate in negotiations with, or provide information concerning Target to any Person, other than the Purchaser, in connection with a Potential Target Transaction; (iii) enter into any Contract with any Person, other than Purchaser, concerning or relating to a Potential Target Transaction; or (iv) act in any way in response to a Potential Target Transaction. If Target receives any unsolicited offer or proposal, or attempt to offer or propose, to enter into negotiations relating to a Potential Target Transaction, whether oral or written, it shall immediately notify Purchaser of such fact and shall return, or cause to be returned, any such written offer to such Potential Offeror.

     (h) Stockholder Approval. Target shall, in accordance with applicable legal requirements and the Certificate of Incorporation and By-laws of Target, cause the transaction contemplated hereby approved by the holders of its capital stock to the extent required by Law.

5.2 Principal Covenants. The Principal each hereby covenant that they shall vote their respective voting capital stock of the Target to approve this Agreement and the transactions contemplated hereby.

5.3 Purchaser Covenants. It is hereby agreed that, from and after the date hereof and until the Closing or earlier termination of this Agreement:

     (a) Access. Upon request, Purchaser and Acquisition Corp. will cause its officers, attorneys, accountants and other agents and representatives to meet with the officers, attorneys and accountants and other agents and representatives of Target during regular business hours and upon reasonable notice, to discuss the financial condition and business operations of Purchaser and Acquisition Corp.. Purchaser acknowledges and agrees that no review, examination or investigation heretofore or hereafter undertaken by Target or its representatives shall limit or affect any representation or warranty made by Purchaser or Acquisition Corp., otherwise relieve Purchaser from any liability under, this Agreement. Target shall not disrupt Purchaser's or Acquisition Corp.'s business in connection with any such investigation.

     (b) No Breach.

          (i) Purchaser and Acquisition Corp. will each (A) use its best efforts to assure that all of its representations and warranties contained herein are true in all material respects as of the Closing as if repeated at and as of such time, that no material breach or Default shall occur with respect to any of its covenants, representations or warranties contained herein that has not been cured by the Closing and that all conditions to Target's obligation to enter into and complete the Closing are satisfied in a timely manner; (B) not voluntarily take any action or do anything which will cause a breach of or default respecting such covenants, representations or warranties or would impede the satisfaction of such conditions; and (C) promptly notify Target of any event or fact which represents or is likely to cause such a breach or default or result in such an impediment.

          (ii) Without limiting the generality of the foregoing, Purchaser agrees to use its best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things reasonably necessary, proper or advisable under applicable Laws to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, taking such actions as may reasonably be required to be taken under applicable state securities or Blue Sky laws in connection with the issuance of the shares of Purchaser Common Stock and applicable federal and state banking and lending laws.

                                   ARTICLE VI

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                   OF PURCHASER AND ACQUISITION CORP. TO CLOSE

     The obligation of Purchaser and Acquisition Corp. to consummate the Transaction is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Purchaser and Acquisition Corp. (except when the fulfillment of such condition is a requirement of Law):

6.1 Representations and Warranties. All representations and warranties of Target and Principal contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified as to materiality, in which case such representation and warranty shall be true and correct without further qualification) as at the Closing Date, as if made at the Closing and as of the Closing Date.

6.2 Covenants. Target shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

6.3 Certificate. Purchaser shall have received a certificate, dated the Closing Date, signed by the Secretary of Target, as to the satisfaction of the conditions contained in Sections 6.1 and 6.2 hereof.

6.4 Opinion. Purchaser shall have received an opinion from counsel satisfactory to it, dated the Closing Date, to the effect set forth in Exhibit 6.4 attached hereto.

6.5 No Actions. No Action shall have been instituted by a Person other than a Party, directly or indirectly, and be continuing before a court or before or by any Body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the Transaction, or which might have a Material Adverse Effect thereon.

6.6 Consents; Permits. Target and Purchaser shall have obtained all consents, approvals, licenses and other Permits of Bodies and other Persons necessary for the performance by each of them of all of their respective obligations under this Agreement, and Target shall have obtained such other consents, if any, to prevent the occurrence of a Default under any Contract to which Target is a party or is otherwise bound, as set forth on Schedule 5.2(f).

6.7 Corporate Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by Target and the consummation of the Transaction shall have been duly and validly taken (including, without limitation, approval of the Transaction by Target's shareholders) and Target shall have full power and right to consummate the Transaction.

6.8 Issuance of Shares of Purchaser Common Stock. Purchaser shall have received from each holder of shares of Target Common Stock entitled to receive Purchaser Common Stock therefor, an investment representation letter satisfactory to Purchaser, which shall be similar in substance to the provisions of Section 3.17 hereof.

6.9 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental thereto, and all other related legal matters, shall have been approved by counsel to Purchaser, which approval shall not be unreasonably withheld or delayed.

6.10 Additional  Documents.  Target  shall  have  delivered  all such  certified
resolutions,   certificates  and  documents  with  respect  to  Target  and  the
Transaction as Purchaser or its counsel may have reasonably requested.

                                   ARTICLE VII

                     CONDITIONS PRECEDENT TO THE OBLIGATION
                               OF TARGET TO CLOSE

     The obligation of Target to consummate the Transaction is subject to the fulfillment, prior to or at the Closing, of each of the following conditions, any one or more of which may be waived by Target (except when the fulfillment of such condition is a requirement of law):

7.1 Representations and Warranties. All representations and warranties of Purchaser and Acquisition Corp. contained in this Agreement and in any written statement (including financial statements), exhibit, certificate, schedule or other document delivered pursuant hereto shall be true and correct in all material respects (except to the extent that any such representation and warranty is already qualified as to materiality, in which case such representation and warranty shall be true and correct without further qualification) as at the Closing Date, as if made at the Closing and as of the Closing Date.

7.2 Covenants. Purchaser and Acquisition Corp. shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

7.3 Certificate. Target shall have received a certificate, dated the Closing Date, signed by the Chief Executive Officer of Purchaser, as to the satisfaction of the conditions contained in Sections 7.1 and 7.2 hereof.

7.4 Opinion. Target shall have received an opinion from counsel satisfactory to it, dated the Closing Date, to the effect set forth in Exhibit 7.4 attached hereto.

7.4 No Actions. No Action shall have been instituted by a Person other than a Party, directly or indirectly, and be continuing before a court or before or by a Body, or shall have been threatened and be unresolved, to restrain or prevent, or obtain any material amount of damages in respect of, the carrying out of the Transaction.

7.6 Consents; Permits. Purchaser and Acquisition Corp. shall have obtained all consents, licenses and other Permits of Bodies and other Persons necessary for the performance by Purchaser and Acquisition Corp. of all of its obligations under this Agreement, and such other consents, if any, to prevent the occurrence of a Default under any Contract to which Purchaser is a party or otherwise bound, as set forth on Schedule 4.2.

7.7 Corporate Actions. All actions necessary to authorize the execution, delivery and performance of this Agreement by Purchaser and Acquisition Corp. and the consummation of the Transaction shall have been duly and validly taken (including, without limitation, shareholders' approval, if necessary), and Purchaser and Acquisition Corp. shall have full power and right to consummate the Transaction.

7.8 Approval of Counsel. All actions, proceedings, instruments and documents required to carry out this Agreement or incidental thereto, and all other related legal matters, shall have been approved as to form and substance by counsel to Target, which approval shall not be unreasonably withheld or delayed.

7.9 Additional Documents. Purchaser shall have delivered all such certified resolutions, certificates and documents with respect to Purchaser and the Transaction as Target or its counsel may have reasonably requested.

                                  ARTICLE VIII

                   TERMINATION AND WAIVER; LIQUIDATED DAMAGES

8.1 Termination . Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing:

     (a) By mutual consent of the respective Boards of Directors of Purchaser and Target;

     (b) By Purchaser if any of the conditions set forth in Article VI hereof shall not have been fulfilled on or prior to December 31, 2002 or shall become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by Purchaser or its officers and directors, and shall not have been waived.

     (c) By Target, if any of the conditions set forth in Article VII hereof shall not have been fulfilled on or prior to December 31, 2002 or shall have become incapable of fulfillment, in each case except as such shall have been the result, directly or indirectly, of any action or inaction by Target or its officers and directors, and shall not have been waived.

     If this Agreement is terminated as described above, this Agreement shall be of no further force and effect, without any liability or obligation on the part of any of the parties except for any liability which may arise pursuant to
Section 8.3 hereof or as a result of a party's willful failure to consummate the transactions contemplated hereby.

8.2 Waiver. Any condition to the performance of the parties which legally may be waived on or prior to the Closing Date may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

8.3  Liquidated Damages.

     8.3.1 Breach by Target. Target acknowledges that Purchaser is investing a significant amount of resources, time, expense and reputation in pursuing the potential acquisition contemplated hereby. Target further acknowledges that Purchaser would be irreparably harmed if the Target terminated or abandoned this Agreement at a time when the conditions set forth in Article VII have been met (provided that any reference in Article VII to the conditions shall be construed to mean only those conditions that were required to be met prior to the date of termination, expiration or abandonment of the Agreement) and that monetary damages to Purchaser in such event would be immeasurable. Accordingly, in such event, Target shall pay Purchaser's accounted for costs and expenses relating to the review, negotiation and preparation of this Agreement and the transactions contemplated hereby and related hereto (including, without limitation, any legal fees and disbursements and travel costs) as liquidated damages for the breach of this Agreement immediately. Target acknowledges that Target has received good, valuable and sufficient consideration for the foregoing agreement, and that Purchaser is relying on this
Section 8.3.1 entering into this Agreement and pursuing the transaction contemplated hereby.

     8.3.2 Breach by Target of Section 5.1(g). Target acknowledges that Purchaser is investing a significant amount of resources, time, expense, and reputation in pursuing the Transaction. Target further acknowledges that Purchaser would be irreparably harmed by a breach of Section 5.1(g) hereof and that monetary damages to Purchaser for such breach would be immeasurable. Accordingly, in the event Target breaches Section 5.1(g), Target shall in addition to any other damages to which Purchaser shall be entitled pursuant to
Section 8.3.1 hereof or otherwise, but in lieu of any other damages Purchaser suffers as a result of such breach pay Purchaser the sum of Fifty Thousand Dollars ($50,000) as liquidated damages immediately. Target acknowledges that Target has received good, valuable and sufficient consideration for the foregoing agreement, and that Purchaser is relying on the agreement in Section 5.1(g) and the enforceability of Section 5.1(g) and this Section 8.3.2 in entering into this Agreement and pursuing the Transaction. Purchaser may commence a lawsuit for specific performance of the provisions of this Section
8.3.2 applicable to it and, if Purchaser prevails in such lawsuit, Target shall reimburse Purchaser for the reasonable legal fees and costs Purchaser incurred in prosecuting such lawsuit.

     8.3.3 Breach by Purchaser. Purchaser acknowledges that Target is investing a significant amount of resources, time, expense and reputation in pursuing the potential acquisition contemplated hereby. Purchaser further acknowledges that Target would be irreparably harmed if the Purchaser terminated or abandoned this Agreement at a time when the conditions set forth in Article VI have been met (provided that any reference in Article VI to the conditions shall be construed to mean only those conditions that were required to be met prior to the date of termination, expiration or abandonment of the Agreement), and that monetary damages to Target in such event would be immeasurable. Accordingly, in such event, Purchaser shall pay Target's accounted for costs and expenses relating to the review, negotiation and preparation of this Agreement and the transactions contemplated hereby and related hereto (including, without limitation, legal fees and disbursements, in an amount not to exceed $50,000) as liquidated damages for the breach of this Agreement immediately. Purchaser acknowledges that Purchaser has received good, valuable and sufficient consideration for the foregoing agreement, and that Target is relying on this Section 8.3.2 entering into this Agreement and pursuing the transaction contemplated hereby.

     8.3.4 Legal Action. Any party may commence a lawsuit for specific performance of the provisions of this Section 8.3 applicable to it and, if such party prevails in such lawsuit, the other party shall reimburse such party for the reasonable legal fees and costs of such party incurred in prosecuting such lawsuit.

                                   ARTICLE IX

                                     CLOSING

9.1 Location; Date. The closing of the Transaction (the "Closing") shall take place at the offices of Purchaser, at 10:00 a.m. eastern time on, or on a mutually acceptable date before, December 31, 2002, or at such time and place as may be mutually agreed to by the Parties (the "Closing Date").

9.2 Items to be Delivered to Purchaser. At the Closing, Target will deliver or cause to be delivered to Purchaser:

     (a) the Certificates of Merger required by Section 2.2 hereof;

     (b) the certificate required by Section 6.3 hereof;

     (c) the opinion of counsel required by Section 6.4 hereof;

     (d) certified copies of all corporate actions required by Section 6.7 hereof;

     (e) such other certified resolutions, documents and certificates as are required to be delivered to Purchaser pursuant to the provisions of this Agreement or which otherwise confirm that all of the conditions precedent to the obligation of Purchaser to close have been satisfied.

9.3 Items to be Delivered to Target. At the Closing, Purchaser will deliver or cause to be delivered to Target:

     (a) the Certificates of Merger required by Section 2.2 hereof;

     (b) the certificate required by Section 7.3 hereof;

     (c) opinion of counsel required by Section 7.4 hereof;

     (d) certified copies of all corporate action required by Section 7.7 hereof; and

     (e) such other certified resolutions, documents and certificates as are required to be delivered to Target pursuant to the provisions of this Agreement or which otherwise confirm that all of the conditions precedent to the obligation of Target to close have been satisfied.

                                    ARTICLE X

                              POST-CLOSING MATTERS

10.1 Further Assurances. On and after the date hereof, Target agrees to take the following actions at Purchaser's sole expense:

     (a) execute and deliver, from time to time after the date hereof upon the request of the Purchaser, all such further instruments and documents as may be necessary or appropriate to carry out this Transaction;

     (b) perform any other acts deemed necessary to carry out the intent of this Agreement.

10.2 Compliance with Rule 145 of the Securities Act; Exemption from Registration. With respect to the shares of Purchaser Common Stock on and after the date hereof, Target shall, at all times, comply with the provisions of Rule 145 of the Securities Act and shall not take, or omit to take, any action which would cause the issuance of the Acquisition Corp. shares of Purchaser Common Stock not to be exempt from (a) Section 5 of the Securities Act pursuant to
Section 4(2) or otherwise, or (b) any registration provisions under any state securities laws.

10.3 Reserved.

10.4 Competition/Non-Solicitation by the Target and the Principal.

     10.4.1  Other  than for or on behalf of  Purchaser,  Target or  Purchaser's affiliates, for a period of three (3) years following the Closing Date, the Principal shall not, without the prior written consent of the Purchaser, engage, directly or indirectly, in the mortgage loan brokerage or banking business, insurance business, or in any other business which is similar in nature to that of the Target anywhere in the United States, or any other jurisdiction in which the Target conducts business or is licensed to conduct business, or directly or indirectly own an interest in, manage, operate, join, control, lend money or render financial or other assistance to or participate in or be connected with (as a partner, member, stockholder, consultant or otherwise) any person or entity that competes with the Purchaser or the Business in the mortgage loan business; provided, however, that, for the purposes of this Section 10.4 ownership of securities having less than five percent (5%) of the outstanding voting power of any competitor which are listed on any national securities exchange or traded actively in the national over-the-counter market shall not be deemed to be in violation of this Section 10.4 so long as the Person owning such securities has no other connection or relationship with such competitor.

     10.4.2 In addition the Principal agree that, for a period of three (3) years following the

Closing Date, none of the Principal will, in any manner and through any medium, directly or indirectly, (i) call upon, solicit, advise or otherwise do, or attempt to do, business with any borrower or any prospective borrower which does business with the Purchaser, Target or Purchaser's affiliates or with whom the Target or Principal had any dealings prior to the Closing Date, or take away or interfere or attempt to interfere with any custom, trade, business or patronage of the Purchaser, Target or Purchaser's affiliates, for the purpose of conducting or engaging in the residential mortgage loan or any other business that is similar in nature to that of the Business, or (ii) employ, compete for, solicit, divert, take away, interfere, or attempt to do any of the foregoing with respect to, any officers, employees, representatives, independent contractors, agents or other individuals who rendered services to either (A) the Purchaser, Target and/or Purchaser's affiliates during the period between the Closing and the third (3rd) anniversary thereof and (B) Target as of the date hereof, or to solicit any of the foregoing referenced people to leave the employ of the Purchaser, Target or Purchaser's affiliates or violate the terms of their contracts, or any employment arrangements, with the Purchaser or Target.

     10.4.3 The three year period referred to in 10.4.1 and 10.4.2 above shall be extended by the length of any period during which any of the Principal are in breach of the terms of this Section 10.4 and shall be shortened by the length of any period during which Purchaser is in default of any of its obligations under this Agreement.

     10.4.4 The covenants of the Principal set forth in this Section 10.4 are an essential element of this Agreement and that, but for the agreement of the Principal to comply with these covenants, the Purchaser and Acquisition Corp. would not have entered into this Agreement. This Section 10.4 constitutes an independent covenant and shall not be affected by performance or nonperformance of any other provision of this Agreement by the Purchaser or Acquisition Corp.. The Principal have independently consulted with their respective counsel and after such consultation agree that the covenants set forth in this Section 10.4 are reasonable and proper.

     10.4.5 It is the intent and understanding of each party hereto that if in any action before any Body legally empowered to enforce the terms and covenants contained in this Section 10.4 any term, restriction, covenant or promise contained herein is found to be unreasonable and accordingly unenforceable, then such term, restriction, covenant or promise shall be deemed modified to the extent necessary to make it enforceable by such Body.

     10.4.6 The foregoing provisions of this Section 10.4 notwithstanding, in the event that the Principal is not restricted from competing with the Purchaser or Target in the event of a "change-in-control" as provided pursuant to Section
11.2 (i) through (iv) of that certain employment agreement dated November 7, 2002, between Purchaser and Principal, then the restrictions and limitations on the Principal pursuant to provisions of this Section 10.4 shall not apply to the extent that such restrictions and limitations no longer apply under such employment agreement.

                                   ARTICLE XI

                  SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION

11.1 Survival. The parties agree that their respective representations and warranties contained in this Agreement shall survive the Closing of this Agreement.

11.2 Indemnification.

     11.2.1 General Indemnification Obligation of Target. From and after the Closing, Target and the Principal, jointly and severally, (collectively the "Target Indemnifying Parties") will reimburse, indemnify and hold harmless Purchaser, Acquisition Corp. and their respective directors, officers, employees and/or agents, successors and assignees (collectively the "Purchaser Indemnified Parties") against and in respect of:

          (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Purchaser Indemnified Party that result from, relate to or arise out of any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Target or the Principal under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Purchaser pursuant hereto; and

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing or to the enforcement of this Section 11.2.1.

     11.2.2 General Indemnification Obligation of Purchaser. From and after the Closing, Purchaser will reimburse, indemnify and hold harmless Target, its directors, officers, employees and/or agents, successors and assignees, and the Principal (collectively the "Target Indemnified Parties") against and in respect of:

          (a) any and all damages, losses, deficiencies, liabilities, costs and expenses incurred or suffered by any Target Indemnified Party that result from, relate to or arise out of any misrepresentation, breach of warranty or non-fulfillment of any agreement or covenant on the part of Purchaser or Acquisition Corp. under this Agreement, or from any misrepresentation in or omission from any certificate, schedule, statement, document or instrument furnished to Target pursuant hereto; and

          (b) any and all Actions, assessments, audits, fines, judgments, costs and other expenses (including, without limitation, reasonable legal fees and expenses) incident to any of the foregoing or to the enforcement of this Section 11.2.2.

     11.2.3 Method of Asserting Claims, Etc.

          (a)  In  the  event  that  any  claim  or  demand  for  which   Target
     Indemnifying   Parties
     would be liable to any Purchaser Indemnified Party(ies) hereunder is asserted against or sought to be collected from any such Purchaser Indemnified Parties by a third party, the Purchaser Indemnified Party(ies) shall notify Target Indemnifying Parties of such claim or demand, specifying the nature of such claim or demand and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such claim and demand) (the "Claim Notice"). Target Indemnifying Parties shall thereupon, at their sole cost and expense, defend the Purchaser Indemnified Party(ies) against such claim or demand with counsel reasonably satisfactory to the Purchaser Indemnified Party(ies).

          (b) Target Indemnifying Parties shall not, without the prior written consent of the Purchaser Indemnified Party(ies), consent to the entry of any judgment against the Purchaser Indemnified Party(ies) or enter into any settlement or compromise which does not include, as an unconditional term thereof (i.e., there being no requirement that the Purchaser Indemnified Party(ies) pay any amount of money or give any other consideration), the giving by the claimant or plaintiff to the Purchaser Indemnified Party(ies) of a release, in form and substance satisfactory to the Purchaser Indemnified Party(ies) from all liability in respect of such claim or litigation. If the Purchaser Indemnified Party(ies) desire to participate in, but not control, any such defense or settlement, it may do so at its or their sole cost and expense. If, in the reasonable opinion of the Purchaser Indemnified Party(ies), any such claim or demand or the litigation or resolution of any such claim or demand involves an issue or matter which could have a Material Adverse Effect on the business, operations, assets, properties or prospects of the Purchaser Indemnified Party(ies) or Purchaser's affiliates, then the Purchaser Indemnified Party(ies) shall have the right to control the defense or settlement of any such claim or demand and its costs and expenses shall be included as part of the indemnification obligation of Target hereunder; provided, however, that the Purchaser Indemnified Party(ies) shall not settle any such claim or demand without the prior written consent of Target Indemnifying Parties, which consent shall not be unreasonably withheld or delayed. If the Purchaser Indemnified Party(ies) should elect to exercise such right, the Target Indemnifying Parties shall have the right to participate in, but not control, the defense or settlement of such claim or demand at their sole cost and expense.

          (c) Notwithstanding anything hereinabove to the contrary, the Purchaser Indemnified Party(ies) shall have the right to employ separate counsel (including local counsel), and Target shall bear the reasonable fees, costs and expenses of one (1) such separate counsel (and local counsel) if (i) the use of counsel chosen by Target Indemnifying Parties to represent the Purchaser Indemnified Party(ies) would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the Purchaser Indemnified Party(ies) and Target Indemnifying Parties, and Target on the one hand, and the Purchaser Indemnified Party(ies) on the other hand, shall have reasonably concluded that there may be legal defenses available to the Purchaser Indemnified Party(ies) which are different from or additional to those available to Target Indemnifying Parties, (iii) Target Indemnifying Parties shall not have employed counsel reasonably satisfactory to the Purchaser Indemnified Party(ies) to represent the Purchaser Indemnified Party(ies) within a reasonable time after notice of the institution of such Action or (iv) Target Indemnifying Parties shall authorize the Purchaser

     Indemnified Party(ies) to employ one (1) separate counsel at the expense of Target Indemnifying Parties.

          (d) In the event the Purchaser Indemnified Party(ies) should have a claim against Target Indemnifying Parties hereunder that does not involve a claim or demand being asserted against or sought to be collected from it by a third party, the Purchaser Indemnified Party(ies) shall send a Claim Notice with respect to such claim to Target Indemnifying Parties. If Target Indemnifying Parties dispute their liability with respect to such claim or demand, such dispute shall be resolved in accordance with Section 11.3 hereof; if Target Indemnifying Parties do not notify the Purchaser Indemnified Party(ies), within thirty (30) days from receipt of notice of such a claim, that they dispute such claim or demand, the amount of such claim or demand shall be conclusively deemed a liability of Target Indemnifying Parties hereunder.

          (e) All claims for indemnification by any Target Indemnified Party(ies) under this Agreement shall be asserted and resolved under the procedures set forth hereinabove by substituting in the appropriate place "Purchaser" or "Indemnifying Target Parties" and "Target Indemnified Party(ies)" for "Purchaser Indemnified Party(ies)."

11.3 Payment;  Right of  Setoff.   Upon the  determination  of  liability  under
Section 11.2 hereof, the amount of any claim for indemnification made hereunder. Notwithstanding the foregoing and any other rights that Purchaser may have against any other person, firm or corporation, Purchaser shall have the right to setoff the unpaid amount of any such claim against any amounts owed by it under any agreements or instruments entered into pursuant to this Agreement. Further, pending final determination of any claims, demands or disputes in accordance with the provisions of this Article XI, Purchaser shall have the right to withhold from any amounts due pursuant to this Agreement or any other agreement, if any, the amount of such claims, demands and/or disputes. Upon the final payment in full of any claim, either by setoff or otherwise, the entity making payment shall be subrogated to the rights of the indemnified party against any person, firm or corporation with respect to the subject matter of such claim.

11.4 Other Rights and Remedies Not Affected. The indemnification rights of the parties under this Article XI are independent of, and in addition to, such rights and remedies as the parties may have at law or in equity or otherwise for any misrepresentation, breach of warranty or failure to fulfill any agreement or covenant hereunder on the part of any party hereto, including, without limitation, the right to seek specific performance, rescission or restitution, none of which rights or remedies shall be affected or diminished hereby.

                                   ARTICLE XII

                               REGISTRATION RIGHTS

12.1 Purchaser's Obligations

     (a) Registration

          (i) If at any time after the date hereof Purchaser shall file with the SEC a registration statement (a "Registration Statement") under the Securities Act relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), Purchaser shall send to Principal written notice of such determination and, if within fifteen (15) days after the date of such notice, Principal shall so request in writing, that Purchaser shall include in such Registration Statement all or any part of the Purchaser Shares (for the purpose of this Article XII, the "Registrable Securities") that Principal request to be registered, except that if, in connection with any underwritten public offering, the managing underwriter(s) thereof shall impose a limitation on the number of Registrable Securities or other securities of Purchaser which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then Purchaser shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities as the underwriter shall permit (limited to zero if necessary).

          (ii) If an offering in connection with which Principal are entitled to registration under this Section 12.1(a) is an underwritten offering, then Principal shall, unless otherwise agreed by Purchaser, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and on the same terms and conditions as other like securities included in such underwritten offering.

     (b) Copies of Filings and Correspondence. Purchaser shall furnish to Principal (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by Purchaser, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and each item of correspondence from the SEC or the staff of the SEC which comments upon or requests information relating to Principal and/or the Registrable Securities (including, without limitation, the resale and plan of distribution thereof), in each case relating to such Registration Statement (other than any portion, if any, thereof which contains information for which Purchaser has sought confidential treatment),
(ii) on the date of effectiveness of the Registration Statement or any amendment thereto, a notice stating that the Registration Statement or amendment has become effective, and (iii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as Principal may reasonably request in order to facilitate the disposition of the Registrable Securities by Principal.

     (c) Blue Sky. Purchaser shall use its best efforts to (i) register and qualify the

Registrable Securities covered by the Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions in the United States as Principal requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, and (iii) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Purchaser shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 12.1(c), (ii) subject itself to general taxation in any such jurisdiction, (iii) provide any undertakings that cause Purchaser undue expense or burden, or (iv) make any change in its charter or bylaws, which in each case the Board of Directors of Purchaser determines to be contrary to the best interests of Purchaser and its shareholders.

     (d) Events Affecting Prospectus. Purchaser shall notify Principal of the happening of any event, of which Purchaser has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, as promptly as practicable after becoming aware of such event, and if such Registration Statement is supplemented or amended to correct such untrue statement or omission, Purchaser shall deliver such number of amended or supplement Prospectuses as Principal may reasonably request.

     (e) Notification of Amendment or Supplement. Purchaser shall, as promptly as practicable after becoming aware of such event described in Section 12.1(d), notify Principal of the issuance of any order related thereto and the resolution thereof (and if such Registration Statement is supplemented or amended, deliver such number of copies of such supplement or amendment to Principal as he may reasonably request).

     (f) Review by Principal's Counsel. Purchaser shall permit one firm of counsel designated by Principal to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC.

     (g) Principal's Due Diligence; Confidentiality of the Purchaser's Information. Purchaser shall make available for inspection by (i) Principal, and
(ii) a firm of attorneys and a firm of accountants or other agents retained by Principal (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of Purchaser (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector to enable each Inspector to exercise its due diligence responsibility, and cause Purchaser's officers, directors and employees to supply all information which Principal may reasonably request for purposes of such due diligence; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to Principal) of any record or other information which Purchaser determines in good faith to be confidential, and of which determination the Inspector so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court or other Body of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. Purchaser shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into a confidentiality agreements with Purchaser with respect thereto, substantially in the form of this Section 12.1(g). Principal agrees that he shall, upon learning that disclosure of such Records is sought, in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Purchaser and allow Purchaser, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the records deemed confidential. Nothing herein shall be deemed to limit Principal's ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

     (h) Confidentiality of Principal's Information. Purchaser shall hold in confidence and not make any disclosure of information concerning Principal provided to Purchaser unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement, or (v) Principal consents to the form and content of any such disclosure regarding it. Purchaser agrees that it shall, upon learning that disclosure of such information concerning any of Principal is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Principal prior to making such disclosure, and allow Principal, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

     (i) Compliance with Laws. Purchaser shall comply with all applicable Laws related to a Registration Statement and offering and sale of securities and all applicable rules and regulations of Bodies in connection therewith (including, without limitation, the Securities Act and the Exchange Act, and the rules and regulations promulgated by the SEC).

12.2 Obligations of Principal. In connection with a registration of the Registrable Securities, Principal shall have the following obligations:

     (a) Principal' Information. It shall be a condition precedent to the obligations of Purchaser to complete the registration of Registrable Securities for the Principal pursuant to this Article XII that the Principal shall furnish to Purchaser such information regarding himself, the Registrable Securities and the intended method of disposition as shall be required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as Purchaser may reasonably request. At least five (5) business days prior to the first anticipated filing date of the Registration Statement, Purchaser shall notify Principal of the information Purchaser requires from Principal.

     (b) Cooperation. Principal shall agree to cooperate with Purchaser as requested by Purchaser in connection with the preparation and filing of the Registration Statement hereunder.

     (c) Underwritten Offering. In the event Principal determines to engage the services of an underwriter, Principal agrees to enter into and perform his obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities.

     (d) No Disposition of Registrable Securities. Principal agrees that, upon receipt of any notice from Purchaser of the happening of any event of the kind described in Sections 12.1(d) or 12.1(e), Principal will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering the resale of such Registrable Securities until Principal's receipt of the copies of the supplemented or amended prospectus contemplated by Sections 12.1(d) or 12.1(e) and, if so directed by Purchaser, Principal shall deliver to Purchaser or destroy (and deliver to Purchaser a certificate of destruction) all copies in Principal's possession, of the prospectus covering such Shares of Purchaser Common Stock current at the time of receipt of such notice.

     (e) Method of Underwritten Distribution. Principal may not participate in any underwritten distribution of the Registrable Securities unless Principal (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by Purchaser, and (ii) completes, in a manner reasonably acceptable to Purchaser, and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

12.3 Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications, relating to one (1) Registration Statement pursuant to Article XII, except that if a portion of Principal' Registrable Securities are not permitted to be included in one (1) Registration Statement by an underwriter as provided in Section 12.1(a), then relating to the least number of Registration Statements which will cover the resale of all of Principal's Registrable Securities, including all registration, listing and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for Purchaser hereof, shall be borne by Purchaser.

12.4 Exemption from Registration. The provisions of Sections 12.1 through 12.3 notwithstanding, Purchaser shall have no obligation to register the resale of the Registrable Securities to the extent the Registrable Securities may be resold without registration without violating Section 5 of the Securities Act pursuant to Rule 144 promulgated thereunder or any other exemption or exception from registration under the Securities Act.

                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

13.1 Expenses. Except as otherwise specifically provided in this Agreement, each of the parties shall bear its own expenses in connection herewith and with respect to any transactions and negotiations contemplated hereby, whether or not consummated for any reason.

13.2 Publicity. No Party may make any press releases, announcements and other public disclosures regarding the transactions contemplated hereby without the written consent of the other Parties, except to the extent such disclosure is required by Law or trading market regulations, in which case the disclosing party shall provide the other with prior notice of such disclosures.

13.3 Confidential Information. All information that a disclosing Party furnishes in connection with the Transaction described herein and all information which a disclosing Party previously furnished, and the existence of, and the terms of, the transaction described herein (the "Information"), will be kept confidential, and will not, without prior written consent of the disclosing Party, be used or disclosed, directly or indirectly, in any manner whatsoever, in whole or in part.

     Notwithstanding anything hereinabove to the contrary, the obligations imposed upon the Parties herein shall not apply to Information:

     (a) which is publicly available prior to the date hereof; or

     (b) which hereafter becomes available to the public through no wrongful act of the receiving Party; or

     (c) which was in the possession of the receiving Party prior to the commencement of negotiations between the parties with regard to the transactions contemplated hereby and not subject to an existing agreement of confidence between the Parties; or

     (d) which was or is received from a third party without restriction, not in violation of an agreement of confidence and without breach of this Agreement;

     (e) which was or is independently developed by the receiving Party; or

     (f) which is disclosed pursuant to a requirement or request of a Body, arbitrator or court.

13.4 Equitable Relief. The parties agree that the remedy at law in any breach or threatened breach of the provisions of Sections 10.4 and 13.3 will be inadequate and the aggrieved party shall be entitled to injunctive relief to compel the breaching party to perform or refrain from action required or prohibited thereunder.

13.5 Entire Agreement. This Agreement, including the schedules and exhibits attached hereto, which are a part hereof, constitutes the entire agreement of the parties with respect to the subject matter hereof. The representations, warranties, covenants and agreements set forth in this Agreement constitute all the representations, warranties, covenants and agreements of the parties and upon which the parties have relied, shall not be deemed waived or otherwise affected by any investigation made by any party hereto and, except as may be specifically provided herein, no change, modification, amendment, addition or termination of this Agreement or any part thereof shall be valid unless in writing and signed by or on behalf of the party to be charged therewith.

13.6 Notices. Any and all notices or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Agreement shall be deemed to have been duly given or made for all purposes when in writing and hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail, nationally recognized overnight courier or telecopier as follows:

                  If to Purchaser at:

                  2207 Sawgrass Village Drive
                  Ponte Vedra Beach, Florida 32082
                  Attention: Chief Executive Officer
                  Telecopier: (724) 443-4156
                  With a copy to:

                  Certilman Balin Adler & Hyman, LLP
                  90 Merrick Avenue
                  East Meadow, New York  11554
                  Attention: Gavin C. Grusd, Esq.
                  Telecopier: (516) 296-7111

                  If to Target and/or Principal:

                  670 North Orlando Avenue, Suite 202
                  Maitland, Florida  32751
                  Attention: Edward Parnell
                  Telecopier: (407) 599-6889

                  With a copy to:

                  Stump Storey & Callahan, P.A.
                  37 North Orange Avenue, Suite 200
                  Orlanda, Florida  32801
                  Attn:  Scott Roberts, Esq.
                  Telecopier:  (407) 425-0827

or at such other address as any party may specify by notice given to the other party in accordance with this Section 13.6.

13.7 Choice of Law; Severability. This Agreement shall be governed by, and interpreted and construed in accordance with, the Laws of the State of Florida, excluding choice of law principles thereof, and the Delaware General Corporation Law, with respect to Purchaser corporate matters which are required to be governed by the Delaware General Corporation Law. In the event any clause, section or part of this Agreement shall be held or declared to be void, illegal or invalid for any reason, all other clauses, sections or parts of this Agreement which can be effected without such void, illegal or invalid clause, section or part shall nevertheless continue in full force and effect.

13.8 Successors and Assigns; No Assignment. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns; provided, however, that neither party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other party.

13.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

13.10 Facsimile Signatures. Signatures hereon which are transmitted via facsimile shall be deemed original signatures.

13.11 Representation by Counsel; Interpretation. Seller acknowledges that it has been represented by counsel or has had the opportunity to be represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule or law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived by such parties. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties hereto.

13.12 Headings; Gender. The headings, captions and/or use of a particular gender under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the parties or affect any of the provisions of this Agreement.





                                   ARTICLE XIV

                                   DEFINITIONS

14.1 Defined Terms. As used herein, the terms below shall have the following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

     "Acquisition Corp." shall have the meaning ascribed to it in the Recitals hereof.

     "Acquisition  Corp.  Common Stock" shall have the meaning ascribed to it in
Section 2.3(g) hereof.

     "Action" shall mean any action, claim, suit, demand, litigation, governmental or other proceeding, labor dispute, arbitral action, governmental audit, inquiry, investigation, criminal prosecution, investigation or unfair labor practice charge or complaint.

     "Agreement" shall mean this Agreement and Plan of Merger among Purchaser, Acquisition Corp., and Target.

     "Assets" shall have the meaning ascribed to it in Section 3.7.1 hereof.

     "Audit Anniversary" shall have the meaning ascribed to it in Section 2.3(d) hereof.

     "Audited  Report  Delivery  Date" shall have the meaning  ascribed to it in
Section 2.3(d) hereof.

     "Body" shall mean a federal, state, local, and foreign governmental, political subdivision of such foreign governmental body, or other regulatory body.

     "Books and Records" shall mean all books, ledgers, files, reports, plans, drawings, records and lists, including, without limitation, all computer programs and other software, of every kind relating to an entity's business, operations, assets, liabilities, personnel, customers and suppliers.

     "Business" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Certificate  of Merger"  shall have the meaning  ascribed to it in Section
2.2 hereof.

     "Claim Notice" shall have the meaning ascribed to it in Section 11.2.3(a) hereof.

     "Closing" shall have the meaning ascribed to it in Section 9.1 hereof.

     "Closing Date" shall have the meaning ascribed to it in Section 9.1 hereof.

     "COBRA" shall have the meaning ascribed to it in Section 3.22.5 hereof.

     "Code" shall have the meaning ascribed to it in Section 3.22.2 hereof.

     "Contract" shall mean any agreement, contract, note, lease, evidence of indebtedness, purchase order, letter of credit, indenture, security or pledge agreement, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, obligation, commitment, course of dealing or practice, understanding or arrangement, whether written or oral, to which a particular Person is a party or is otherwise bound.

     "Copyrights" shall mean registered copyrights, copyright applications and unregistered copyrights.

     "Default" shall mean any breach, default and/or other violation, and/or the occurrence of any event that with or without the passage of time or the giving of notice or both would constitute a breach, default or other violation, under, or give any Person the right to accelerate, terminate or renegotiate, any Contract.

     "Effective  Time"  shall have the  meaning  ascribed  to it in Section  2.2 hereof.

     "Employee" shall have the meaning ascribed to it in Section 3.22.1 hereof.

     "Employee  Agreement"  shall  have the  meaning  ascribed  to it in Section
3.22.1 hereof.

     "Employee Plan" shall have the meaning ascribed to it in Section 3.22.1 hereof.

     "ERISA" shall have the meaning ascribed to it in Section 3.22.1 hereof.

     "Excepted Liabilities" shall have the meaning ascribed to it in Section 5.1(c) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Financial Statements" shall have the meaning ascribed to it in Section 3.4 hereof.

     "Florida Statute" shall have the meaning ascribed to it in the Recitals hereof.

     "Information" shall have the meaning ascribed to it in Section 13.3 hereof.

     "Inspectors" shall have the meaning ascribed to it in Section 12.1(g) hereof.

     "Interim  Financial  Statements"  shall have the meaning  ascribed to it in
Section 3.4 hereof.

     "Law" shall have the meaning ascribed to it in Section 3.12(e) hereof.

     "Liability" shall mean any direct or indirect liability, obligation, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of or by any Person of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise.

     "Lien" shall mean any claim, lien, pledge, option, charge, restriction, easement, security interest, deed of trust, mortgage, right-of-way, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

     "Material Adverse Effect" shall mean any material adverse effect on the business, properties, operations, assets, liabilities, condition (financial or otherwise), or prospects of Purchaser, on the one hand, or Target, on the other hand, as applicable.

     "Materials of Environmental Concern" shall mean pollutants, contaminants, hazardous or noxious or toxic materials or wastes.

     "Merger" shall have the meaning ascribed to it in the Recitals of this Agreement.

     "Merger Consideration" shall have the meaning ascribed to it in Section 2.3(b) hereof.

     "Other  Intellectual  Property"  shall have the  meaning  ascribed to it in
Section 3.7.2 hereof.

     "Acquisition Corp." shall have the meaning ascribed to it in the heading of this Agreement.

     "Parnell" shall have the meaning ascribed to it in the Recitals hereof.

     "Party" and "Parties" shall have the meanings ascribed to them in the heading of this Agreement.

     "Patents" shall mean all patents, patent applications, registered designs and registered design applications.

     "Permits"  shall  mean  all  licenses,  permits,   franchises,   approvals,
authorizations, consents, decrees or orders of, or filings with, any and all Bodies.

     "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a limited liability partnership, a trust, an unincorporated organization, any other business organization and a government or other department or agency thereof.

     "Potential Offeror" shall have the meaning ascribed to it in Section 5.1(g) hereof.

     "Potential  Target  Transaction"  shall have the meaning  ascribed to it in
Section 5.1(g) hereof.

     "Proprietary Rights" shall have the meaning ascribed to it in Section 3.7.2 hereof.

     "Purchase Notice" shall have the meaning ascribed to it in Section 2.3(e) hereof.

     "Purchaser" shall have the meaning ascribed to in the heading of this Agreement.

     "Purchaser Common Stock" shall have the meaning ascribed to it in Section 2.3(a) hereof.

     "Purchaser  Indemnified  Parties" shall have the meaning  ascribed to it in
Section 11.2.1. hereof.

     "Records" shall have the meaning ascribed to it in Section 12.1(g) hereof.

     "Registrable Securities" shall have the meaning ascribed to it in Section 12.1(a)(i) hereof.

     "Registration Period" shall have the meaning ascribed to it in Section 12.1(c) hereof.

     "Registration Statement" shall have the meaning ascribed to it in Section 12.1(a)(i) hereof.

     "Remaining Restricted Shares of Purchaser Common Stock" shall have the meaning ascribed to it in Section 2.3(d) hereof.

     "SEC" shall mean the United States Securities and Exchange Commission.

     "SEC Filing" shall have the meaning ascribed to it in Section 4.7 hereof.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Surviving Corporation" shall have the meaning ascribed to it in Section 2.1(a) hereof.

     "Target" shall have the meaning ascribed to it in the heading of this Agreement.

     "Target Common Stock" shall have the meaning ascribed to it in Section 2.3(a) hereof.

     "Target  Indemnified  Parties"  shall have the  meaning  ascribed  to it in
Section 11.2.2 hereof.

     "Target  Indemnifying  Parties"  shall have the  meaning  ascribed to it in
Section 11.2.1 hereof.

     "Trademarks" shall have the meaning ascribed to it in Section 3.7.2 hereof.

     "Transaction" shall mean the Merger, the manner of the conversion and exchange of the Target Common Stock and Purchaser Common Stock pursuant to the Merger, and all other transactions contemplated by the Agreement.

     "Unaudited  Financial  Statements" shall have the meaning ascribed to it in
Section 3.4 hereof.

     WITNESS the execution of this Agreement as of the date first above written.

                                            PLANETRX.COM, INC.

                                            By:/s/Steve A. Burleson
                                            ---------------------------------
                                               Steven A. Burleson,
                                               Chief Executive Officer


                                            PARAGON ACQUISITION CORP. II


                                            By: /s/ Steven A. Burleson
                                            ----------------------------------
                                            Name: Steven A. Burleson
                                            Title: President

                                            PARAGON HOMEFUNDING, INC.

                                            By: /s/ Edward Parnell
                                            ----------------------------------
                                            Name: Edward Parnell
                                            Title: President

                                            WITH RESPECT TO ARTICLES III,
                                            XII, XIII, XIV, AND SECTIONS 5.2,
                                            10.4, 11.2.2, 11.2.3, AND 11.3,ONLY:


                                            /s/Edward Parnell
                                            ---------------------------------
                                            EDWARD PARNELL

Ex 2.4

     AMENDMENT NO. 1, dated as of February 2, 2003 (the "Amendment"), to that certain AGREEMENT AND PLAN OF MERGER dated as of December 9, 2002 (the "Merger Agreement") by and among PARAGON FINANCIAL CORPORATION (formerly known as PlanetRx.com, Inc.), a Delaware corporation ("Purchaser"), PARAGON ACQUISITION CORP. II, a Florida corporation and a wholly-owned subsidiary of Purchaser ("Acquisition Corp."), PARAGON HOMEFUNDING, INC., a Florida corporation ("Target") and EDWARD PARNELL ("Parnell" and collectively with Purchaser, Acquisition Corp. and Target, the "Parties").

                                    RECITALS

     WHEREAS, capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Merger Agreement; and

     WHEREAS,  the  Parties  desire  to  amend  Schedule  5.1(b)  of the  Merger
Agreement.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

     1. Schedule 5.1(b) is hereby amended and replaced in its entirety and shall read as set forth on Schedule 5.1(b) attached hereto.

     2. The Merger Agreement shall continue in full force and effect in accordance with its terms, as amended hereby.


     Remainder of Page Intentionally Left Blank. Signature Page Follows.

     IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

                                             PARAGON FINANCIAL CORPORATION


                                            By:  /s/ Steven A. Burleson
                                               --------------------------------
                                               Name:  Steven A. Burleson
                                               Title: Chief Executive Officer



                                            PARAGON ACQUISITION CORP. II


                                            By: /s/ Steven A. Burleson
                                               --------------------------------
                                               Name:  Steven A. Burleson
                                               Title: President



                                            PARAGON HOMEFUNDING, INC.


                                            By:  /s/ Edward Parnell
                                               --------------------------------
                                            Name:  Edward Parnell
                                            Title: President


                                            /s/ Edward Parnell
                                            -----------------------------------
                                            EDWARD PARNELL